                  -------------------------------------------

                             OFFIT High Yield Fund

                        OFFIT Emerging Markets Bond Fund

                        OFFIT Latin America Equity Fund

                         OFFIT New York Municipal Fund

                        OFFIT California Municipal Fund

                         OFFIT National Municipal Fund

                     OFFIT U.S. Government Securities Fund

                         OFFIT Mortgage Securities Fund

                            OFFIT Total Return Fund

                          ---------------------------

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2000

                                      THE
                                     OFFIT
                              INVESTMENT FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present you with the June 30, 2000 Semi-Annual Report for The OFFIT Investment Fund, Inc. As of that date the Fund's investment portfolios have assets in excess of $1.65 billion.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager, are part of this Semi-Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

Recently, we opened the Total Return Fund which seeks to maximize total investment return through sector allocation among diverse fixed income asset classes. The Fund will utilize direct investments as well as other OFFIT sector funds. A description of the new Total Return Fund may be found in the prospectus material.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

/s/ Wallace Mathai-Davis

Wallace Mathai-Davis

July 25, 2000

                                     OFFIT
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
The high yield market continued to face a challenging environment throughout the first half of the year 2000. The Fund's net investment return for the six months ending June 30, 2000 after all fees and expenses was -1.0%. The June 30, 2000 net asset value of $8.61 was 5.5% lower than the $9.11 NAV at the end of 1999. The net assets of the Fund at June 30, 2000 were $1,256.3 million. Reflective of the higher market yields and lower prices, the 30-day SEC yield increased to 10.78% from 10.24% at year-end.

Conditions in the high yield market remain far from ideal, yet there are signs of life that may well lead to a more balanced high yield environment. Over the past 24 months, the high yield market has suffered from rising interest rates, higher defaults, and outflows from mutual funds that have pressured prices. Currently, double-B high yield bonds are trading at spreads of 350 to 450 basis points over comparable Treasurys for absolute yields of 10 - 11%. General market spreads are now approximately 600 basis points. These spreads and yields are the highest seen over the past nine years.

High yield issuers have been in an environment of tighter credit for nearly two years. The new issue market is effectively closed to all but the largest and strongest companies. Structural changes in the bank loan market have pressured weaker credits. Defaults of high yield issues are running slightly higher than the 4% rate of 1999. Although difficult credit conditions may continue for some time, we do not expect defaults to rise much above the 5% to 6% level before declining on a cyclical basis.

Today's yields and spreads reflect the expectation that the default rate will stay above the historic averages. Expectations of future problems are built into current market prices. Excluding securities that have already defaulted, over 19% of the high yield market is now quoted at spreads of 1,000 basis points or more to Treasurys, 14% is quoted at yields greater than 20%, and 11% of the market is priced at fifty cents or less on the dollar.

The high yield market has absorbed a tremendous amount of both fundamental and technical pressure over the last two years. Although the present state of the market may continue for a while, high yield has recently begun to show signs of improvement. After a sustained period of continuous mutual fund outflows, June posted the first positive monthly inflow since November 1999. Fund managers appear to have built cash reserves to meet potential outflows and a recent pick-up in CBO issuance is adding money to the market. With little visible supply and a limited secondary market, prices have begun to stabilize and move upward from their recent lows. Demand should continue to fill-in in an environment of stable or declining interest rates.

The Fund is well positioned to benefit as the high yield market strengthens. We continued to consolidate the number of issues in the portfolio, achieving a net reduction of 30 issues since the end of 1999. Smaller less liquid positions were sold when the market allowed at favorable prices. Several issues trading at investment grade spreads were also sold, including Metronet Communications, Nine-West Group and Cablevision Systems. We also added to some of our core higher quality holdings at lower prices. New positions were added including Crown Castle, United Pan-European Communications and Sinclair Broadcasting.

Several noteworthy developments occurred during the first half of the year which affected the portfolio. The paging sector, which had been long out of favor with investors, rebounded on news of strategic investments, favorable merger activity and renewed optimism on future wireless product growth. We took this opportunity to sell the Paging Network position. Oil refining credits, including Clark Refining and Frontier Oil, were boosted by stronger margins amid solid gasoline demand. On the negative credit side, the steel industry suffered from concerns of over-supply brought on by steel imports and the auto parts sector was hurt by slower after market sales.

Our focus remains on the better quality sectors of the high yield market and we have made a conscious effort to maintain portfolio quality. Approximately 41% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 63% of the holdings are rated at least B1 or B+. Many of the lower rated or unrated holdings are senior in their capital structure, including our largest holding, Eurotunnel bank debt. The Fund remains very well diversified with over 180 issues.

We continue to believe that better quality high yield credits will outperform fixed income alternatives over time. The bonds of fundamentally sound credits have turned around after every cyclical decline in the high yield market. There is every reason to believe that they will do so again.

Stephen T. Shapiro

July 25, 2000

2
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL               MARKET
                                                                   AMOUNT                VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (88.6%)
  AUTOMOTIVE (3.5%)
    Exide Corp. Sr Notes, 10.00%, 04/15/05..................    $  8,000,000         $    7,160,000
    Federal-Mogul Corp. Notes, 7.375%, 01/15/06.............       5,000,000              3,600,000
    Federal-Mogul Corp. Notes, 7.875%, 07/01/10.............      12,000,000              7,980,000
    Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%,
     07/15/07...............................................       9,000,000              8,055,000
    Lear Corp. Sr Notes, 8.11%, 05/15/09....................      11,500,000             10,473,510
    Sonic Automotive Inc. Sr Sub Notes, 11.00%, 08/01/08....       2,000,000              1,800,000
    Tenneco Inc. Sr Sub Notes, 11.625%, 10/15/09............       5,000,000              4,550,000
                                                                                     --------------
                                                                                         43,618,510
                                                                                     --------------
  BROADCAST/MEDIA (2.1%)
    Hollinger International Publishing Sr Sub Notes, 9.25%,
     03/15/07...............................................       5,000,000              4,937,500
    Lamar Media Corp. Sr Sub Notes, 9.625%, 12/01/06........       4,000,000              4,010,000
    MDC Communications Inc. Sr Sub Notes, 10.50%,
     12/01/06...............................................       4,750,000              4,560,000
    Sinclair Broadcast Group Inc. Sr Sub Notes, 10.00%,
     09/30/05...............................................       6,500,000              6,231,875
    World Color Press Sr Sub Notes, 8.375%, 11/15/08........       7,000,000              6,683,740
                                                                                     --------------
                                                                                         26,423,115
                                                                                     --------------
  CABLE (7.4%)
    Adelphia Communications Corp. Sr Notes, 9.375%,
     11/15/09...............................................      10,000,000              9,200,000
    Adelphia Communications Corp. Sr Notes, 9.50%,
     02/15/04...............................................       1,252,911              1,209,059
    Adelphia Communications Corp. Sr Notes, 9.875%,
     03/01/07...............................................       7,500,000              7,181,250
    Century Communications Corp. Sr Notes, 9.75%,
     02/15/02...............................................       6,500,000              6,467,500
    Charter Communications Holdings LLC Sr Notes, 8.625%,
     04/01/09...............................................      10,000,000              8,825,000
    Diamond Cable Communications PLC Sr Discount Notes
     0/11.75%, 12/15/05.....................................       7,500,000(2)           7,125,000
    Mediacom LLC/Capital Sr Notes, 8.50%, 04/15/08..........       8,000,000              7,400,000
    NTL Inc. Sr Notes, 0/9.75%, 04/01/08....................      16,000,000(2)          10,000,000
    Telewest Communications PLC Sr Discount Debs., 0/11.00%,
     10/01/07...............................................      22,000,000(2)          21,037,500
    Telewest Communications PLC Sr Discount Notes, 0/9.875%,
     04/15/09...............................................       8,000,000(d)(2)        6,479,492
    United Pan-Europe Communicatons Sr Notes, 10.875%,
     08/01/09...............................................       9,000,000              7,920,000
                                                                                     --------------
                                                                                         92,844,801
                                                                                     --------------
  CHEMICAL (2.1%)
    Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05...       7,500,000              6,750,000
    Lyondell Chemical Co. Sr Secured Notes, 9.875%,
     05/01/07...............................................      12,000,000             11,880,000
    Terra Industries Inc. Sr Notes, 10.50%, 06/15/05........      11,000,000              7,040,000
                                                                                     --------------
                                                                                         25,670,000
                                                                                     --------------
  CONSUMER GROUPS (4.8%)
    Ameriserve Finance Trust Sr Secured Notes, 12.00%,
     09/15/06 (144A)........................................       5,000,000(1)(5)          900,000
    Canandaigua Brands Inc. Sr Sub Notes, 8.50%, 03/01/09...       7,500,000              6,862,500
    Chiquita Brands International Inc. Sr Notes, 9.125%,
     03/01/04...............................................       6,000,000              4,680,000
    Chiquita Brands International Inc. Sr Notes, 10.00%,
     06/15/09...............................................       6,000,000              4,590,000
    Chiquita Brands International Inc. Sr Notes, 10.25%,
     11/01/06...............................................       4,000,000              3,120,000
    CHS Electronics Inc. Sr Notes, 9.875%, 04/15/05.........       4,500,000(5)              90,000
    Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07.............       7,500,000              7,087,500
    Fisher Scientific International Inc. Sr Sub Notes,
     9.00%, 02/01/08........................................       7,000,000              6,492,500
    Fruit of The Loom Sr Notes, 8.875%, 04/15/06............       8,000,000(5)             520,000
    Imperial Holly Sr Sub Notes, 9.75%, 12/15/07............       7,500,000              1,500,000
    Nash Finch Co. Sr Sub Notes, 8.50%, 05/01/08............       6,500,000              4,290,000
    Playtex Products Inc. Sr Notes, 8.875%, 07/15/04........       7,500,000              7,275,000
    Protection One Alarm Sr Notes, 7.375%, 08/15/05.........       6,000,000              4,530,000
    Revlon Consumer Products Sr Sub Notes, 8.625%,
     02/01/08...............................................       9,500,000              4,797,500
    United Artists Theatre Pass Through Certificates, 9.30%,
     07/01/15...............................................       4,703,924              2,963,472
                                                                                     --------------
                                                                                         59,698,472
                                                                                     --------------

    The accompanying notes are an integral part of the financial statements.
                                                                               3
                                                                   -------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL               MARKET
                                                                   AMOUNT                VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  FINANCIAL SERVICES/INSURANCE (2.0%)
    Americo Life Inc. Sr Sub Notes, 9.25%, 06/01/05.........    $  3,000,000         $    2,820,000
    Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05.............      10,000,000              4,900,000
    Presidential Life Corp. Sr Notes, 7.875%, 02/15/09......       7,250,000              6,735,975
    Reliance Group Holdings Inc. Sr Sub Notes, 9.75%,
     11/15/03...............................................      10,500,000              3,045,000
    Willis Corroon Corp. Sr Sub Notes, 9.00%, 02/01/09......       9,000,000              7,537,500
                                                                                     --------------
                                                                                         25,038,475
                                                                                     --------------
  FOREST & PAPER PRODUCTS (5.0%)
    Doman Industries Ltd. Sr Notes, 9.25%, 11/15/07.........       8,000,000              5,920,000
    Maxxam Group Holdings Inc. Sr Notes, 12.00%, 08/01/03...       4,200,000              3,874,500
    Pindo Deli Financial Mauritius Gtd., 10.75%, 10/01/07...       5,500,000              3,300,000
    Repap New Brunswick First Priority Sr Secured Notes,
     9.00%, 06/01/04........................................      13,000,000             12,480,000
    Repap New Brunswick Sr Notes, 10.601%, 06/01/04
     (144A).................................................       5,000,000(1)(3)(4)      4,900,000
    Stone Container Corp. Sr Secured Notes, 10.75%,
     10/01/02...............................................       5,500,000              5,582,500
    Stone Container Corp. Sr Sub Debs., 12.25%, 04/01/02....       7,500,000              7,593,750
    Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06
     (144A).................................................       5,500,000(1)           5,720,000
    Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05.........       8,500,000              8,574,375
    U.S. Timberlands Finance Corp. Sr Notes, 9.625%,
     11/15/07...............................................       6,500,000              5,817,500
                                                                                     --------------
                                                                                         63,762,625
                                                                                     --------------
  GENERAL INDUSTRIES/MANUFACTURING (5.0%)
    Allied Waste North America Sr Notes, 7.625%, 01/01/06...      10,000,000              8,700,000
    Allied Waste North America Sr Sub Notes, 10.00%,
     08/01/09...............................................       5,000,000              4,175,000
    Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07..............       2,500,000              1,875,000
    Galey & Lord Inc. Sr Sub Notes, 9.125%, 03/01/08........       7,500,000              3,337,500
    Pillowtex Corp. Sr Sub Notes, 10.00%, 11/15/06..........       8,000,000              2,880,000
    Primark Corp. Sr Sub Notes, 9.25%, 12/15/08.............       4,000,000              4,040,000
    Sequa Corp. Sr Notes, 9.00%, 08/01/09...................      11,000,000             10,560,000
    United Rentals Inc. Sr Sub Notes, 9.50%, 06/01/08.......       8,500,000              7,798,750
    Wesco Distribution Inc. Sr Sub Notes, 9.125%,
     06/01/08...............................................       7,000,000              6,405,000
    Westpoint Stevens Inc. Sr Notes, 7.875%, 06/15/08.......       7,500,000              5,962,500
    Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07.......       8,000,000              7,200,000
                                                                                     --------------
                                                                                         62,933,750
                                                                                     --------------
  HEALTH CARE (5.0%)
    Columbia/HCA Healthcare Medium Term Notes, 8.85%,
     01/01/07...............................................       7,500,000              7,388,850
    Columbia/HCA Healthcare Notes, 7.00%, 07/01/07..........       6,500,000              5,787,860
    Columbia/HCA Healthcare Notes, 7.25%, 05/20/08..........       9,000,000              8,027,460
    Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08..............       8,500,000              7,777,500
    Extendicare Health Services Sr Sub Notes, 9.35%,
     12/15/07...............................................       3,000,000              1,260,000
    Genesis Health Ventures Sr Sub Notes, 9.875%,
     01/15/09...............................................       7,500,000(5)             900,000
    Integrated Health Services Inc. Sr Sub Notes, 9.50%,
     09/15/07...............................................      12,000,000(5)             150,000
    Magellan Health Services Sr Sub Notes, 9.00%,
     02/15/08...............................................       4,500,000              2,340,000
    Medaphis Corp. Sr Notes, 9.50%, 02/15/05................       6,500,000              4,875,000
    Pharmerica Inc. Sr Sub Notes, 8.375%, 04/01/08..........       7,000,000              3,850,000
    Tenet Healthcare Corp. Sr Sub Notes, 8.125%, 12/01/08...      12,000,000             11,040,000
    Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07...      10,000,000              9,575,000
                                                                                     --------------
                                                                                         62,971,670
                                                                                     --------------
  HOTELS & GAMING (6.7%)
    Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07...........      10,000,000              8,700,000
    Harrahs Operating Co. Inc. Sr Sub Notes, 7.875%,
     12/15/05...............................................      10,000,000              9,400,000
    HMH Properties Sr Notes, 7.875%, 08/01/08...............      12,500,000             11,234,375
    International Game Technology Sr Notes, 8.375%,
     05/15/09...............................................       6,500,000              6,223,750
    John Q. Hammons Hotels L.P. First Mtg. Notes, 8.875%,
     02/15/04...............................................      10,500,000              9,213,750
    John Q. Hammons Hotels L.P. First Mtg. Notes, 9.75%,
     10/01/05...............................................       7,000,000              6,125,000
    Park Place Entertainment Sr Sub Notes, 7.875%,
     12/15/05...............................................      11,000,000             10,381,250

    The accompanying notes are an integral part of the financial statements.
4
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL               MARKET
                                                                   AMOUNT                VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  HOTELS & GAMING (CONTINUED)
    Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07...    $  6,000,000         $    5,820,000
    Sun International Hotels Ltd. Sr Sub Notes, 9.00%,
     03/15/07...............................................       8,500,000              7,862,500
    Trump Atlantic City First Mtg. Notes, 11.25%,
     05/01/06...............................................       8,500,000              6,035,000
    Trump Atlantic City First Mtg. Notes II, 11.25%,
     05/01/06...............................................       5,000,000              3,550,000
                                                                                     --------------
                                                                                         84,545,625
                                                                                     --------------
  METALS & MINING (7.8%)
    AK Steel Corp. Sr Notes, 9.125%, 12/15/06...............      11,000,000             10,560,000
    Armco Inc. Sr Notes, 9.00%, 09/15/07....................       8,000,000              7,440,000
    Centaur Mining Exploration Sr Secured Notes, 11.00%,
     12/01/07...............................................       7,500,000              6,000,000
    EES Coke Battery Co. Inc. Series B Sr Secured Notes,
     9.382%, 04/15/07 (144A)................................       5,750,000(1)           5,290,000
    Freeport McMoran C&G Debs., 7.20%, 11/15/26.............       8,500,000              5,865,000
    Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%,
     12/01/14...............................................      16,000,000             13,280,000
    Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08.....       9,000,000              7,740,000
    Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%,
     02/15/02...............................................       4,500,000              4,320,000
    Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%,
     10/15/06...............................................       6,000,000              5,745,000
    LTV Corp. Sr Notes, 8.20%, 09/15/07.....................      11,000,000              8,140,000
    LTV Corp. Sr Notes, 11.75%, 11/15/09....................       4,000,000              3,360,000
    National Steel Corp. First Mtg. Bonds, 8.375%,
     08/01/06...............................................       9,235,000              7,942,100
    Wheeling-Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07.....      10,000,000              6,700,000
    WHX Corporation Sr Notes, 10.50%, 04/15/05..............       7,000,000              5,320,000
                                                                                     --------------
                                                                                         97,702,100
                                                                                     --------------
  OIL/GAS (4.4%)
    Clark R&M Inc. Sr Notes, 8.625%, 08/15/08...............       6,000,000              4,710,000
    Clark R&M Inc. Sr Sub Notes, 8.875%, 11/15/07...........       6,000,000              3,720,000
    Crown Central Petroleum Corp. Sr Notes, 10.875%,
     02/01/05...............................................       2,400,000              2,016,000
    Energy Corp of America Sr Sub Notes, 9.50%, 05/15/07....       5,000,000              3,250,000
    Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09...........       4,000,000              4,000,000
    Frontier Oil Corp. Sr Notes, 9.125%, 02/15/06...........       4,000,000              3,540,000
    Giant Industries Services Inc. Sr Sub Notes, 9.00%,
     09/01/07...............................................      10,000,000              9,175,000
    Hvide Marine Term Loan A, 9.94%, 03/10/10...............       2,838,838(3)(4)        2,828,193
    Hvide Marine Term Loan B, 10.44%, 03/10/10..............       1,151,895(3)(4)        1,147,575
    Hvide Marine Term Loan C, 10.94%, 03/10/10..............       3,647,667(3)(4)        3,633,988
    KCS Energy Inc. Sr Notes, 11.00%, 01/15/03..............      11,000,000(5)           8,965,000
    Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07...      10,000,000              8,650,000
                                                                                     --------------
                                                                                         55,635,756
                                                                                     --------------
  REAL ESTATE (6.1%)
    CB Richard Ellis Sr Sub Notes, 8.875%, 06/01/06.........      10,500,000              8,977,500
    Forest City Enterprises Sr Notes, 8.50%, 03/15/08.......       7,500,000              6,787,500
    La Quinta Inns Sr Notes, 7.25%, 03/15/04................       3,250,000              2,421,250
    Lennar Corp Sr Notes, 7.625%, 03/01/09..................       5,000,000              4,375,000
    LNR Property Corp. Sr Sub Notes, 10.50%, 01/15/09.......       7,500,000              6,900,000
    MDC Holdings Inc. Sr Notes, 8.375%, 02/01/08............      10,000,000              8,850,000
    NVR Inc. Sr Notes, 8.00%, 06/01/05......................       8,500,000              7,820,000
    Rockefeller Center Properties Sr Notes, 0.00%,
     12/31/00...............................................      24,000,000             20,760,000
    Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04.......      10,500,000              9,680,895
                                                                                     --------------
                                                                                         76,572,145
                                                                                     --------------
  RETAIL (1.0%)
    Finlay Fine Jewelry Corp. Sr Notes, 8.375%, 05/01/08....       3,000,000              2,700,000
    G&G Retail Inc. Sr Notes, 11.00%, 05/15/06..............       2,500,000              1,300,000
    Petro Stopping Centers Sr Notes, 10.50%, 02/01/07.......       4,500,000              3,982,500
    Zale Corp. Sr Notes, 8.50%, 10/01/07....................       5,000,000              4,700,000
                                                                                     --------------
                                                                                         12,682,500
                                                                                     --------------

    The accompanying notes are an integral part of the financial statements.
                                                                               5
                                                                   -------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL               MARKET
                                                                   AMOUNT                VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  TELECOMMUNICATIONS-WIRELESS (4.2%)
    Arch Escrow Corp. Sr Notes, 13.75%, 04/15/08............    $  8,000,000         $    6,560,000
    Crown Castle International Corp. Sr Discount Notes,
     0/10.625%, 11/15/07....................................       7,000,000(2)           5,197,500
    Crown Castle International Sr Notes, 10.75%, 08/01/11...       4,500,000              4,567,500
    Metrocall Inc. Sr Sub Notes, 11.00%, 09/15/08...........       4,000,000              2,780,000
    Nextel Communications Sr Discount Notes, 0/10.65%,
     09/15/07...............................................      24,000,000(2)          18,840,000
    Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07........      10,500,000             10,447,500
    Spectrasite Holdings Inc. Sr Discount Notes, 0/12.875%,
     03/15/10...............................................       8,500,000(2)           4,675,000
                                                                                     --------------
                                                                                         53,067,500
                                                                                     --------------
  TELECOMMUNICATIONS-WIRELINE (9.9%)
    Alaska Communications Sr Sub Notes, 9.375%, 05/15/09....       9,000,000              8,325,000
    Call Net Enterprises Sr Discount Notes, 0/8.94%,
     08/15/08...............................................      10,000,000(2)           3,891,700
    Covad Communication Group Sr Notes, 12.00%, 02/15/10....       6,000,000              5,010,000
    E. Spire Communications Sr Discount Notes, 0/10.625%,
     07/01/08...............................................       4,000,000(2)           1,280,000
    Exodus Communication Inc. Sr Notes, 11.625%, 07/15/10
     (144A).................................................       6,000,000(1)           6,030,000
    Flag Limited Sr Notes, 8.25%, 01/30/08..................      12,000,000             10,680,000
    Flag Telecom Holdings Ltd. Sr Notes, 11.625%, 03/30/10
     (144A).................................................       6,000,000(a)(1)        5,363,305
    Global Crossing Holdings Ltd. Sr Notes, 9.125%,
     11/15/06...............................................      10,000,000              9,625,000
    Global Telesystems Europe Sr Notes, 11.00%, 12/01/09....       9,000,000(b)           6,988,113
    Intermedia Communications Sr Discount Notes, 0/11.25%,
     07/15/07...............................................      24,000,000(2)          18,960,000
    Level 3 Communications Sr Notes, 9.125%, 05/01/08.......      10,000,000              8,975,000
    Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09.....       8,000,000              7,840,000
    Nextlink Communication Sr Notes, 10.75%, 11/15/08.......       9,000,000              8,887,500
    Psinet Inc. Sr Notes, 10.00%, 02/15/05..................      10,000,000              9,250,000
    Time Warner Telecom LLC Sr Notes, 9.75%, 07/15/08.......       4,000,000              3,880,000
    Williams Communications Group Inc. Sr Notes, 10.875%,
     10/01/09...............................................      10,000,000              9,750,000
                                                                                     --------------
                                                                                        124,735,618
                                                                                     --------------
  TRANSPORTATION (7.8%)
    Eurotunnel Finance Tier 1, 5.28%, 01/15/12..............     222,006,204(c)(4)       25,467,822
    Eurotunnel Finance Tier 2, 5.28%, 12/31/18..............     213,000,000(c)(4)       21,633,234
    Eurotunnel Finance Tier 1, 7.03%, 01/15/12..............       5,623,452(d)(4)        6,810,675
    Eurotunnel Finance Tier 2, 7.03%, 12/31/18..............      18,623,452(d)(4)       19,876,802
    Piedmont Aviation Inc. Equipment Trust Certificates 1988
     Series F, 10.15%, 03/28/03.............................       1,000,000                984,390
    Sea Containers Ltd. Sr Notes, 7.875%, 02/15/08..........       7,500,000              4,800,000
    Sea Containers Ltd. Sr Notes, 9.50%, 07/01/03...........       3,000,000              2,437,500
    Stena AB Sr Notes, 10.50%, 12/15/05.....................       5,000,000              4,900,000
    Stena Line AB Sr Notes, 10.625%, 06/01/08...............       6,500,000              3,802,500
    U.S. Air Inc. Equipment Trust Certificates 1988
     Series B, 10.00%, 01/15/02.............................       1,334,000              1,325,102
    U.S. Air Inc. Equipment Trust Certificates 1990
     Series A, 11.20%, 03/19/05.............................       2,910,763              2,939,870
    U.S. Air Inc. Equipment Trust Certificates 1990
     Series B, 10.33%, 06/27/02.............................         803,000                799,130
    U.S. Air Inc. Equipment Trust Certificates 1990
     Series D, 10.28%, 06/27/01.............................         837,000                836,573
    U.S. Air Inc. Equipment Trust Certificates 1990
     Series D, 10.43%, 06/27/04.............................       1,014,000              1,002,562
                                                                                     --------------
                                                                                         97,616,160
                                                                                     --------------
  UTILITIES (3.8%)
    AES Corp. Sr Notes, 8.00%, 12/31/08.....................       4,000,000              3,440,000
    AES Corp. Sr Sub Notes, 8.50%, 11/01/07.................      12,000,000             10,950,000
    AES Eastern Energy Pass Through Certificates, 9.00%,
     01/02/17 (144A)........................................       8,000,000(1)           7,841,680
    Caithness Coso Funding Corp. Sr Secured Notes, 9.05%,
     12/15/09...............................................       8,000,000              7,800,000
    Calpine Corp. Sr Notes, 8.75%, 07/15/07.................       6,000,000              5,970,000
    Project Orange Funding Sr Secured Notes, 10.50%,
     09/15/07 (144A)........................................       5,805,000(1)           6,269,400
    Tucson Electric Power Company, Springerville Unit 1,
     10.211%, 01/01/09......................................       5,482,297              5,591,943
                                                                                     --------------
                                                                                         47,863,023
                                                                                     --------------
    TOTAL CORPORATE BONDS (COST $1,311,539,174).............                          1,113,381,845
                                                                                     --------------

    The accompanying notes are an integral part of the financial statements.
6
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL               MARKET
                                                                   AMOUNT                VALUE
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.5%)
  REAL ESTATE (0.3%)
    National Convenience Realty Co. Secured Notes, 9.50%,
     06/30/03...............................................    $    185,235(4)      $      185,235
    RTC Mtg. Tr. Series 1994-C1 Class F Mortgage Loan Backed
     Bonds, 8.00%, 06/25/26.................................       1,826,520              1,799,122
    RTC Mtg. Tr. Series 1994-C2 Class G Mortgage Loan Backed
     Bonds, 8.00%, 04/25/26.................................       1,306,810              1,287,208
                                                                                     --------------
                                                                                          3,271,565
                                                                                     --------------
  STRUCTURED FINANCE (1.2%)
    Carlyle High Yield Partners Sr Sub Secured Notes
     Class C, 8.74%, 05/15/07...............................       8,000,000              7,720,000
    DLJ CBO Ltd. Sr Secured Fixed Rate Notes Class B,
     8.345%, 04/15/11, (144A)...............................       8,500,000(1)           7,820,000
                                                                                     --------------
                                                                                         15,540,000
                                                                                     --------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $18,927,239).....                             18,811,565
                                                                                     --------------
PREFERRED STOCKS (2.0%)
  HEALTH CARE (1.1%)
    Fresenius Medical Care Capital Trust II Pfd., 7.875%,
     02/01/08...............................................       5,000,000              4,550,000
    Fresenius Medical Care Capital Trust Pfd., 9.00%,
     12/01/06...............................................      10,000,000              9,700,000
                                                                                     --------------
                                                                                         14,250,000
                                                                                     --------------
  TELECOMMUNICATIONS-WIRELESS (0.9%)
    Centaur Funding Corp. Pfc. Series B, 9.08%, 04/21/20
     (144A).................................................      10,000,000(1)          10,200,000
                                                                                     --------------
    TOTAL PREFERRED STOCKS (COST $24,965,885)...............                             24,450,000
                                                                                     --------------
REPURCHASE AGREEMENT (6.4%)
    Bank of New York Repurchase Agreement, 6.125%, 07/03/00
     (dated 06/30/00; proceeds $80,559,998, collateralized
     by $32,450,000 U.S Treasury Notes, 6.375%, due
     08/15/02, valued at $33,196,350; $31,195,000 U.S.
     Treasury Notes, 5.375%, due 06/30/03, valued at
     $30,376,131; and $18,480,000 U.S. Treasury Notes,
     5.75%, due 08/15/03 valued at $18,563,160).............      80,518,900             80,518,900
                                                                                     --------------
    TOTAL REPURCHASE AGREEMENT (COST $80,518,900)...........                             80,518,900
                                                                                     --------------
MONEY MARKET FUND (0.0%)
    Bank of New York Cash Reserve...........................          83,149                 83,149
                                                                                     --------------
    TOTAL MONEY MARKET FUND (COST $83,149)..................                                 83,149
                                                                                     --------------
    TOTAL INVESTMENTS (COST $1,436,034,347) (+) -- 98.5%....                          1,237,245,459
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.5%..............                             19,093,400
                                                                                     --------------
    TOTAL NET ASSETS -- 100.0%..............................                         $1,256,338,859
                                                                                     ==============

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ................    $   5,487,835
Unrealized depreciation ................     (204,276,723)
                                            -------------
Net unrealized depreciation ............    $(198,788,888)
                                            =============

Principal denominated in the following currencies:

(a) Euro
(b) European Currency Unit
(c) French Franc
(d) British Pound

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Step-Up Bond.
(3) Interest rate in effect at June 30, 2000.
(4) Illiquid Security.
(5) Security in default.

    The accompanying notes are an integral part of the financial statements.
                                                                               7
                                                                   -------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------

For the quarter ending June 30, 2000, the OFFIT Emerging Markets Bond Fund had a negative total return of 2.35%. Year-to-date through quarter end, the Fund had a positive total return of 3.46%. As of this writing, and following Mexico's recent presidential election, the Fund had a positive year-to-date total return in excess of 6%. As of June 30, 2000, the Fund had a 30-day SEC yield of 13.95% and a current yield of 12.08%. The average duration of the Fund was approximately 4.01 years and the net asset value per share was $9.11.

The Fund remains 100% invested in US dollar-denominated bonds--84% in corporate bonds, with the remainder in government bonds across the Emerging Markets. At quarter end, core country allocations were as follows: Mexico, 38%;
Brazil, 34%; and Argentina, 16%. We continue to add to investments across global Emerging Markets countries where we find compelling--and sustainable--fundamental value. Outside the Latin American region, we maintained a modest position in Moroccan sovereign bonds, 2%; and have added corporate positions in Poland, 2%; and Turkey, 1%. Cash and accrued interest represent the remaining 7%.

During the second quarter, the U.S. financial markets continued to be the principal driver of sentiment throughout the global capital markets. However, as we approached the end of the quarter, the market began to increasingly accept a soft landing for the U.S. economy as the most probable scenario. This implies that the U.S. financial markets are less likely to face a significant correction and has resulted in a reassertion of individual market fundamentals away from the U.S. and a willingness on the part of investors to once again embrace more risk.

The Fund will continue its strategy of focusing on US dollar-denominated corporate bonds with solid credit fundamentals within Latin America--where we continue to identify the greatest risk-adjusted return opportunities. As a complement to this core strategy, we will continue to explore investment opportunities in other emerging markets outside the region where we recognize compelling value. Our investment philosophy remains one of capitalizing on improving credit fundamentals over a medium-term horizon.

Our continued unwillingness to speculate on countries with highly uncertain economic prospects led us to underperform the Lipper Emerging Markets Debt Fund Universe, which had a year-to-date return through June 30 of 6.45%. The top performing countries which boosted these returns for the market in June and their returns were: Ukraine +17%; Russia +12% (+50% year-to-date); Ecuador +8%; Bulgaria +7%; and Ivory Coast +7%. The average one-month return volatility for these countries, however, was 22%--compared to the Fund's one-month return volatility of 8%. Russian bonds are back in favor, having gained 50% since the beginning of this year, and now trade only 225 basis points over comparable Brazilian sovereign bonds.

We reiterate that we do not follow an index strategy, but rather, we look for absolute risk-adjusted value in the countries that we believe have improving fundamentals and in businesses that have strong management and sound business franchises--as we have throughout the market cycles of the last eight years.

At the close of the second quarter, the Mexican elections became the most important driver in our markets. Our latest commentary is posted on our Website, WWW.OFFITBANK.COM.

As always, should you have any questions regarding the Fund or our investment strategy, please do not hesitate to call.

Richard M. Johnston                                           Richard C. Madigan

July 25, 2000

8
-------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL           MARKET
                                                                  AMOUNT             VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS (81.3%)
  BUILDING MATERIALS (4.1%)
    MEXICO (4.1%)
      Cemex, 9.66%, 11/29/49................................    $ 2,300,000       $  2,248,250
      Internacional de Ceramica S.A., 9.75%, 08/01/02.......      6,150,000          5,104,500
                                                                                  ------------
                                                                                     7,352,750
                                                                                  ------------
  CABLE (5.6%)
    ARGENTINA (5.6%)
      Cablevision S.A., 12.50%, 03/02/03....................      5,150,000          4,763,750
      Cablevision S.A., 13.75%, 05/01/09....................      4,500,000          4,095,000
      Multicanal S.A., 10.50%, 02/01/07.....................      1,500,000          1,256,250
                                                                                  ------------
                                                                                    10,115,000
                                                                                  ------------
  FOOD (4.7%)
    ARGENTINA (4.7%)
      Mastellone Hermanos S.A., 11.75%, 04/01/08............     11,275,000          8,456,250
                                                                                  ------------
  INDUSTRIAL (9.2%)
    MEXICO (9.2%)
      Sanluis Corp. S.A., 8.875%, 03/18/08..................      9,000,000          8,190,000
      Vicap S.A., 11.375%, 05/15/07.........................      9,800,000          8,526,000
                                                                                  ------------
                                                                                    16,716,000
                                                                                  ------------
  INFRASTRUCTURE (1.4%)
    ARGENTINA (1.4%)
      Cia Latino Americana, 11.625%, 06/01/04...............      4,500,000          2,520,000
                                                                                  ------------
  MEDIA (14.4%)
    BRAZIL (9.7%)
      Globo Communicacoes Participacoes, 10.50%, 12/20/06...      6,250,000          5,367,187
      Globo Communicacoes Participacoes, 10.625%,
       12/05/08.............................................      4,200,000          3,528,000
      RBS Participacoes S.A., 11.00%, 04/01/07..............     10,500,000          8,649,375
                                                                                  ------------
                                                                                    17,544,562
                                                                                  ------------
    MEXICO (4.7%)
      TV Azteca S.A. de C.V., 10.125%, 02/15/04.............      9,150,000          8,440,875
                                                                                  ------------
                                                                                    25,985,437
                                                                                  ------------
  OIL/GAS (0.5%)
    BRAZIL (0.5%)
      Cia Petrolifera Marlim, 13.125%, 12/17/04.............        900,000            931,500
                                                                                  ------------
  PACKAGING (1.8%)
    MEXICO (1.8%)
      Grupo Industrial Durango, 12.625%, 08/01/03...........      3,315,000          3,323,287
                                                                                  ------------
  PETROCHEMICALS (1.3%)
    BRAZIL (1.3%)
      Trikem S.A., 10.625%, 07/24/07........................      3,100,000          2,301,750
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.
                                                                               9
                                                                   -------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL           MARKET
                                                                  AMOUNT             VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  RETAIL (6.6%)
    ARGENTINA (1.7%)
      Disco S.A., 9.125%, 05/15/03..........................    $ 1,200,000       $  1,095,000
      Disco S.A., 9.875%, 05/15/08..........................      2,400,000          2,022,000
                                                                                  ------------
                                                                                     3,117,000
                                                                                  ------------
    MEXICO (4.9%)
      Grupo Elektra S.A. de C.V., 12.00%, S.A. de C.V.,
       04/01/08.............................................      9,825,000          8,891,625
                                                                                  ------------
                                                                                    12,008,625
                                                                                  ------------
  STEEL (13.5%)
    ARGENTINA (2.6%)
      Acindar, 11.25%, 02/15/04.............................      7,000,000          4,655,000
                                                                                  ------------
    BRAZIL (6.7%)
      CSN Iron S.A., 9.125%, 06/01/07.......................     15,000,000         12,112,500
                                                                                  ------------
    MEXICO (4.2%)
      Hylsa S.A. de C.V., 9.25%, 09/15/07...................      8,860,000          7,531,000
                                                                                  ------------
                                                                                    24,298,500
                                                                                  ------------
  TELECOMMUNICATIONS (14.7%)
    BRAZIL (2.4%)
      Comtel Brasileira Ltd., 10.75%, 09/26/04..............      4,500,000          4,275,000
                                                                                  ------------
    MEXICO (9.0%)
      Alestra S.A. de C.V., 12.625%, 05/15/09...............      9,850,000          8,901,938
      Innova, 12.875%, 04/01/07.............................      8,050,000          7,406,000
                                                                                  ------------
                                                                                    16,307,938
                                                                                  ------------
    POLAND (2.2%)
      Netia Holdings B.V., 13.75%, 06/15/10.................      4,000,000(a)       3,897,623
                                                                                  ------------
    TURKEY (1.1%)
      Turkcell, 12.75%, 08/01/05............................      2,000,000          2,080,000
                                                                                  ------------
                                                                                    26,560,561
                                                                                  ------------
  UTILITIES (3.5%)
    BRAZIL (3.5%)
      SABESP, 10.00%, 07/28/05..............................      7,390,000          6,355,400
                                                                                  ------------
      TOTAL CORPORATE BONDS (COST $161,215,931).............                       146,925,060
                                                                                  ------------
FOREIGN GOVERNMENTS (10.9%)
  SOVEREIGN DEBT (10.9%)
    BRAZIL (9.4%)
      Republic of Brazil, 12.75%, 01/15/20..................     13,500,000         12,875,625
      Republic of Brazil EI, Floating Rate Notes, 7.375%,
       04/15/06.............................................      4,650,000(1)       4,237,313
                                                                                  ------------
                                                                                    17,112,938
                                                                                  ------------
    MOROCCO (1.5%)
      Kingdom of Morocco Floating Rate Bond, 7.75%,
       01/01/09.............................................      3,000,000(1)       2,685,000
                                                                                  ------------
      TOTAL FOREIGN GOVERNMENTS (COST $20,467,905)..........                        19,797,938
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.
10
-------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL           MARKET
                                                                  AMOUNT             VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.1%)
    UNITED STATES (7.1%)
      Bank of New York Repurchase Agreement, 6.125%,
       07/03/00 (dated 06/30/00; proceeds $12,892,677;
       collateralized by $13,085,000 U.S. Treasury Notes,
       5.75% due 08/15/03, valued at $13,143,883)...........    $12,886,100       $ 12,886,100
                                                                                  ------------
      TOTAL REPURCHASE AGREEMENT (COST $12,886,100).........                        12,886,100
                                                                                  ------------
      TOTAL INVESTMENTS (COST $194,569,936) (+) -- 99.3%....                       179,609,098
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%............                         1,180,361
                                                                                  ------------
      TOTAL NET ASSETS -- 100.0%............................                      $180,789,459
                                                                                  ============

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation .................    $  1,773,272
Unrealized depreciation .................     (16,737,110)
                                             ------------
Net unrealized depreciation .............    $(14,960,838)
                                             ============

Principal denominated in the following currency:
(a) Euro
(1) Interest rate in effect at June 30, 2000.

Country Diversification (as a percentage of Total Investments):

Argentina ...............................           16.07%
Brazil ..................................           33.76%
Mexico ..................................           38.17%
Morocco .................................            1.49%
Poland ..................................            2.17%
Turkey ..................................            1.16%
United States ...........................            7.18%
                                                    -----
                                                   100.00%
                                                    -----
                                                    -----

    The accompanying notes are an integral part of the financial statements.
                                                                              11
                                                                   -------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

For the quarter ending June 30, 2000, the OFFIT Latin America Equity Fund had a negative total return of 7.09%. As of June 30, 2000, the Fund had a net asset value per share of $10.73. Year-to-date through June 30, 2000, the performance of the Fund was negative 3.16%.

As of June 30, 2000, the Fund remained diversified across the three largest economies in Latin America: Brazil (56%); Mexico (38%); and Argentina (5%). The Fund was invested across 12 industries with the largest allocations to Telecommunications (24%); Retail (16%); Bank (14%); Media (13%); and Oil/Gas (8%).

During the second quarter, the volatility and negative performance of the US equity markets, particularly the NASDAQ, which fell 13.2%, continued to put downward pressure on the Latin American equity markets. Correlations between NASDAQ and the major Latin stock exchanges have been running as high as 98%. However, we believe that this relationship should shift over time, as investors refocus on the increasingly robust fundamentals of the major countries within the region.

In Brazil, the Central Bank lowered the benchmark interest rate by 100 basis points at their June 20th meeting and another 50 basis points to 17% on July 7th. In Mexico, the uncertainty surrounding the presidential elections had put negative pressure on the currency and the domestic equity market. Vicente Fox's unexpected victory on July 2nd prompted a post-election rally in both the currency and the local equity market. Market participants also became more convinced, as quarter-end approached, that the Argentine economy was finally turning the corner.

Investor focus is also being drawn to the Latin American region by large M&A transactions led by multinational companies. Telefonica de Espana successfully concluded its tender offer for four of its telephone subsidiaries in Brazil, Argentina and Peru. In Mexico, Banco Bilbao Vizcaya Argentaria successfully reached an agreement to merge with GF Bancomer, forming the largest financial institution in Mexico. In Brazil, Telecom Italia paid $800 million for a 30% equity stake in Globo.com, the new internet venture of the Globo group, Latin America's largest media group AOL Latin America announced its plans for an IPO which is expected to take place during July. These transactions highlight the franchise opportunities and attractive valuations attainable in the region.

We believe that the continued improvement of the macroeconomic and political fundamentals in the three major countries of the region will lead investors to refocus on the attractive valuations, expected higher earnings growth, and lower country risk premia that we anticipate during the second half of the year. The Fund will continue to invest in leading companies that we believe have strong underlying business franchises at attractive valuations and will produce superior earnings growth.

Richard M. Johnston                                               Scott D. McKee

July 25, 2000

12
-------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS (52.7%)
  BANKS (4.0%)
    ARGENTINA (2.1%)
      Banco de Galicia y Buenos Aires S.A. de C.V. -- ADR...         30,957       $   458,551
                                                                                  -----------
    MEXICO (1.9%)
      Grupo Financiero Banamex Accival S.A. de C.V.
       Class O..............................................         99,000           416,389
                                                                                  -----------
                                                                                      874,940
                                                                                  -----------
  BREWERY (2.4%)
    MEXICO (2.4%)
      Grupo Modelo S.A. de C.V. Series C....................        223,600           519,065
                                                                                  -----------
  BUILDING MATERIALS (7.4%)
    MEXICO (7.4%)
      Cemex S.A. de C.V. -- ADR.............................         69,126         1,615,820
                                                                                  -----------
  ENTERTAINMENT (2.4%)
    MEXICO (2.4%)
      Corporacion Interamericana de Entretenimiento S.A. de
       C.V. Class B*........................................        131,939           516,057
                                                                                  -----------
  IRON & STEEL (5.4%)
    BRAZIL (5.4%)
      Companhia Siderurgica Nacional*.......................         24,790           776,427
      Companhia Siderurgica Nacional -- ADR.................         12,600           388,238
                                                                                  -----------
                                                                                    1,164,665
                                                                                  -----------
  RETAIL (9.2%)
    MEXICO (9.2%)
      Wal-Mart de Mexico S.A. de C.V. Series V..............        386,257           906,468
      Grupo Elektra S.A. de C.V. -- ADR.....................         21,000           215,250
      Organizacion Soriana S.A. de C.V. Class B.............        219,200           872,953
                                                                                  -----------
                                                                                    1,994,671
                                                                                  -----------
  TELECOMMUNICATIONS (14.6%)
    BRAZIL (7.0%)
      Embratel Participacoes S.A. -- ADR....................         22,950           542,194
      Telemig Celular Participacoes S.A. -- ADR.............          2,700           193,050
      Telesp Celular Participacoes S.A. -- ADR..............         17,315           777,011
                                                                                  -----------
                                                                                    1,512,255
                                                                                  -----------
    MEXICO (7.6%)
      Carso Global Telecommunication Class A................        237,168           677,059
      Telefonos de Mexico S.A. de C.V. Series L -- ADR......         17,200           982,550
                                                                                  -----------
                                                                                    1,659,609
                                                                                  -----------
                                                                                    3,171,864
                                                                                  -----------
  TELEVISION BROADCASTING (7.3%)
    MEXICO (7.3%)
      Grupo Televisa S.A. -- GDR*...........................         23,100         1,592,456
                                                                                  -----------
      TOTAL COMMON STOCKS (COST $9,302,906).................                       11,449,538
                                                                                  -----------
PREFERRED STOCKS (46.4%)
  BANKS (9.5%)
    BRAZIL (9.5%)
      Banco Bradesco S.A....................................         52,911           459,025
      Banco Itau S.A........................................          9,530           832,049
      Unibanco -- GDR.......................................         26,740           768,775
                                                                                  -----------
                                                                                    2,059,849
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              13
                                                                   -------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
  CABLE (3.0%)
    ARGENTINA (3.0%)
      Globo Cabo S.A. -- ADR*...............................         46,200       $   641,025
                                                                                  -----------
  IRON & STEEL (3.0%)
    BRAZIL (3.0%)
      Gerdau Metalurgica S.A................................         10,000           216,192
      Gerdau S.A............................................         35,200           429,280
                                                                                  -----------
                                                                                      645,472
                                                                                  -----------
  METALS & MINING (5.3%)
    BRAZIL (5.3%)
      Companhia Vale do Rio Doce Class A....................         41,250         1,161,389
                                                                                  -----------
  OIL/GAS (7.7%)
    BRAZIL (7.7%)
      Petroleo Brasileiro S.A...............................         55,500         1,676,737
                                                                                  -----------
  RETAIL (6.8%)
    BRAZIL (6.8%)
      Companhia Brasileira de Distribuicao Grupo Pao de
       Acucar...............................................         45,336         1,470,194
                                                                                  -----------
  TELECOMMUNICATIONS (5.2%)
    BRAZIL (5.2%)
      Embratel Participacoes S.A............................         31,200           737,648
      Telecomunicacoes Brasileiras S.A. -- ADR..............          4,000           388,500
                                                                                  -----------
                                                                                    1,126,148
                                                                                  -----------
  TELECOMMUNICATIONS -- WIRELESS (4.1%)
    BRAZIL (4.1%)
      Telemig Celular S.A. Class C..........................             50             1,265
      Telerj Celular S.A. Class B*..........................              1                32
      Telesp Celular Participacoes S.A......................         49,713           893,154
      Telesp Celular Participacoes S.A. Class A -- ADR......              0                 8
                                                                                  -----------
                                                                                      894,459
                                                                                  -----------
  UTILITIES (1.8%)
    BRAZIL (1.8%)
      Companhia Paranaense de Energia Class B*..............         42,900           399,523
                                                                                  -----------
      TOTAL PREFERRED STOCKS (COST $6,706,371)..............                       10,074,796
                                                                                  -----------
RIGHTS/WARRANTS (0.0%)
  METALS & MINING (0.0%)
    BRAZIL (0.0%)
      Vale Do Rio Doce......................................         40,400                 0
                                                                                  -----------
      TOTAL RIGHTS/WARRANTS (COST $0).......................                                0
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.
14
-------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
    UNITED STATES (0.7%)
      Chase Manhattan Bank Repurchase Agreement, 3.50%,
       07/03/00 (dated 06/30/00; proceeds $163,608;
       collateralized by $165,000 U.S. Treasury Notes,
       6.125%, due 08/15/07; valued at $167,785)............    $   163,560       $   163,560
                                                                                  -----------
      TOTAL REPURCHASE AGREEMENT (COST $163,560)............                          163,560
                                                                                  -----------
      TOTAL INVESTMENTS (COST $16,172,837) (+) -- 99.8%.....                       21,687,894
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%............                           39,211
                                                                                  -----------
      TOTAL NET ASSETS -- 100.0%............................                      $21,727,105
                                                                                  ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of of securities as follows:

Unrealized appreciation ..................    $5,595,434
Unrealized depreciation ..................       (80,377)
                                              ----------
Net unrealized appreciation ..............    $5,515,057
                                              ==========

*   Denotes non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depository Receipt.

Country Diversification (as a percentage of Total Investments):

Argentina ................................          5.07%
Brazil ...................................         55.84%
Mexico ...................................         38.34%
United States ............................          0.75%
                                                   -----
                                                  100.00%
                                                   -----
                                                   -----

    The accompanying notes are an integral part of the financial statements.
                                                                              15
                                                                   -------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The total return for the OFFIT New York Municipal Fund for the period ending June 30, 2000 was 4.00%. By comparison, the total returns for the Lehman Brothers Five-Year and Seven-Year Municipal indices were 2.79% and 3.23%. As measured by Lipper, Inc., the Fund ranked 1st among its peers on a three-year basis and 2nd on a five-year basis. Over the last five years, the average annual return of all New York intermediate municipal funds in the Lipper Universe was 4.64%. The OFFIT New York Municipal Fund has achieved a 5.27% annualized return over the same time period.

The June 30, 2000 net asset value of $10.49 was approximately 1.6% higher than the $10.32 NAV as at December 31, 1999. The Fund's net assets as of June 30, 2000 totaled $68.9 million. The duration of the Fund was 6.25 years, while the average credit quality remained high at AA.

There were two dominant reasons for the outstanding performance of municipals during the first six months of this year. The first reason was the dramatic drop-off in issuance. New issue supply for the entire market declined by 22% from the same six-month period last year. New York supply declined even more, falling 42%. Why such a dramatic drop-off in supply? Consistent strong economic growth continued to push tax receipts higher and increased surpluses at the state level. It is because of this economic prosperity that borrowing by municipal issuers tends to stay at a minimum. Also compounding the situation was the sharp decline in advance refunding issues. The higher yielding environment earlier in the year made advance refundings of prior issues financially unattractive to many issuers. The second reason for the outstanding performance of municipals during the first six months was the volatility in the equity markets. We anticipated very early in the year that because of the Federal Reserve's tighter monetary policy, the volatility of the equity markets would cause investors to seek the safety of bonds. Our outlook compelled us to buy intermediate municipals as yields approached six percent, a level not seen in municipals over the past few years. We continue to believe that as municipal yields move closer to six percent, monies ordinarily earmarked for equities will be reallocated to municipal bonds.

Moving forward, our investment philosophy with regards to credit selection will remain the same. We will seek to invest in municipal sectors including general obligation, tax-backed, transportation, and public education. We still believe that the riskiest sectors of the municipal market, such as health care, industrial development bonds, and multi-family housing will underperform the general municipal market.

Going forward, we believe the future remains a bright one for municipal investors. We expect bond yields to decline in the second half of the year as the Federal Reserve's interest rate increases filter into the economy. The Fed has already increased short-term interest rates by 175 basis points, and when they are perceived as being finished, the environment for bonds will be favorable. Retail buyers remain the primary source of demand in the municipal market, and we believe that given the current rate environment they will continue to invest a portion of their wealth into fixed income.

Michael Pietronico                                              Carolyn N. Dolan

July 25, 2000

16
-------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
FLOATING RATE NOTE (1.7%)
  WATER & SEWER REVENUE (1.7%)
    New York City Municipal Water Financing Authority
     Water & Sewer System Revenue Bonds Series A (FGIC),
     4.40%, 06/15/24, 1-Day Note*...........................    $1,200,000    $ 1,200,000
                                                                              -----------
    TOTAL FLOATING RATE NOTE (COST $1,200,000)..............                    1,200,000
                                                                              -----------
MUNICIPAL BONDS (92.0%)
  EDUCATION REVENUE (9.5%)
    New York State Dormitory Authority Revenue Bonds
     Columbia University, 5.25%, 07/01/06...................       500,000        511,740
    New York State Dormitory Authority Revenue Bonds Cornell
     University, 5.25%, 07/01/07............................       350,000        356,940
    New York State Dormitory Authority Revenue Bonds New
     York University (MBIA), 5.50%, 07/01/04................       390,000        399,937
    New York State Dormitory Authority Revenue Bonds New
     York University (MBIA), 5.50%, 07/01/10................     2,000,000      2,072,160
    New York State Dormitory Authority Revenue Bonds New
     York University Series B, 5.25%, 05/15/10..............     1,000,000      1,006,340
    New York State Dormitory Authority Revenue Bonds New
     York University Series C (MBIA), 5.75%, 07/01/12.......       670,000        699,567
    Tompkins County New York Industrial Development Agency
     Revenue Civic Facility Cornell University, 5.75%,
     07/01/15...............................................     1,435,000      1,475,611
                                                                              -----------
                                                                                6,522,295
                                                                              -----------
  GENERAL OBLIGATIONS (21.1%)
    Albany County General Obligation Bonds Series B (FGIC),
     5.60%, 03/15/07........................................       300,000        311,634
    Albany County General Obligation Bonds Series B (FGIC),
     5.60%, 03/15/09........................................       400,000        413,572
    Hempstead General Obligation Bonds Series A (FGIC),
     5.00%, 11/15/08........................................       425,000        425,595
    Hempstead General Obligation Bond Series B (FGIC),
     5.625%, 02/01/04.......................................         5,000          5,157
    Hempstead General Obligation Bonds Series B, 5.625%,
     02/01/04...............................................       135,000        138,787
    Islip General Obligation Bonds (FGIC), 5.375%,
     06/15/12...............................................     1,430,000      1,450,220
    Monroe County General Obligation Bonds (FGIC), 6.50%,
     06/01/06...............................................     2,025,000      2,204,354
    Monroe County General Obligation Bonds, 4.25%,
     03/01/09...............................................     1,000,000        927,470
    New Castle General Obligation Bonds, 4.75%, 06/01/08....       210,000        206,873
    New York City General Obligation Bonds Series A, 6.50%,
     05/15/12...............................................     1,000,000      1,088,770
    New York City General Obligation Bonds Series B, 5.80%,
     08/01/13...............................................       435,000        446,997
    New York City General Obligation Bonds Series G, 5.35%,
     08/01/13...............................................     1,025,000      1,009,471
    New York City General Obligation Bonds Series I, 5.875%,
     03/15/11...............................................       980,000      1,012,654
    New York City General Obligation Bonds Series I, 6.00%,
     04/15/08...............................................       805,000        848,357
    New York State General Obligation Bonds Series A, 5.25%,
     07/15/10...............................................     2,500,000      2,516,375
    New York State General Obligation Bonds Series A, 5.70%,
     03/15/10...............................................       400,000        412,020
    Orange County General Obligation Bonds, 6.00%,
     11/15/08...............................................       470,000        502,491
    Putnam County General Obligation Bonds, 4.15%,
     04/15/05...............................................       445,000        427,908
    Schenectady County General Obligation Bonds, 6.00%,
     08/15/05...............................................       200,000        210,960
                                                                              -----------
                                                                               14,559,665
                                                                              -----------
  HEALTH CARE (4.8%)
    New York City Health and Hospital Corp. Revenue, 6.30%,
     02/15/20...............................................     2,500,000      2,642,525
    New York State Medical Care Facility Finance Authority
     (FHA), 6.20%, 08/15/14.................................       650,000        697,756
                                                                              -----------
                                                                                3,340,281
                                                                              -----------
  HOUSING REVENUE (4.0%)
    New York State Mortgage Agency Revenue Bonds
     Series 37-A, 5.85%, 10/01/06...........................       125,000        129,924
    New York State Mortgage Agency Revenue Bonds
     Series 37-A, 5.95%, 04/01/07...........................       100,000        103,927
    New York State Mortgage Agency Revenue Bonds Series 46
     (AMT), 5.75%, 04/01/04.................................       200,000        204,284
    New York State Mortgage Agency Revenue Bonds Series 50
     (AMT), 5.80%, 10/01/06.................................       200,000        205,588
    New York State Mortgage Agency Revenue Bonds Series 53,
     5.35%, 04/01/07........................................       240,000        243,175
    New York State Mortgage Agency Revenue Bonds Series 61,
     5.60%, 10/01/11........................................       650,000        657,566
    New York State Mortgage Agency Revenue Bonds Series 67
     (AMT), 5.30%, 10/01/10.................................       585,000        573,522
    New York State Mortgage Agency Revenue Bonds Series 77,
     5.90%, 10/01/13........................................       610,000        614,471
                                                                              -----------
                                                                                2,732,457
                                                                              -----------
  POWER AUTHORITY REVENUE (4.8%)
    Long Island Power Authority Revenue Bonds Series A
     (FSA), 5.50%, 12/01/12.................................     3,220,000      3,306,264
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              17
                                                                   -------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                SHARES OR
                                                                PRINCIPAL       MARKET
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  SALES TAX REVENUE (13.2%)
    Municipal Assistance Corp. for City of New York Revenue
     Bonds Series G (AMBAC), 6.00%, 07/01/06................    $2,800,000    $ 2,966,516
    Municipal Assistance Corp. for City of New York Revenue
     Bonds Series I, 6.25%, 07/01/07........................       750,000        808,808
    New York City Transitional Finance Authority Tax Revenue
     Series B, 5.75%, 11/15/07..............................     1,500,000      1,575,045
    New York City Transitional Finance Authority Tax Revenue
     Series C, 5.25%, 05/01/12..............................     1,335,000      1,332,063
    New York State Local Government Assistance Corp. Revenue
     Bonds Series A, 5.50%, 04/01/04........................     1,600,000      1,639,968
    New York State Local Government Assistance Corp. Revenue
     Bonds Series E, 6.00%, 04/01/14........................       700,000        744,324
                                                                              -----------
                                                                                9,066,724
                                                                              -----------
  TRANSPORTATION REVENUE (18.5%)
    Metropolitan Transit Authority Revenue Bonds Series A
     (FGIC), 5.60%, 04/01/13................................       665,000        679,131
    Metropolitan Transit Authority Revenue Bonds Series A
     (MBIA), 6.25%, 04/01/13................................     3,250,000      3,551,048
    New York State Bridge Authority Revenue Bonds, 5.00%,
     01/01/11...............................................     1,500,000      1,480,050
    New York State Thruway Highway & Bridge Trust Fund Bonds
     Series B, 5.25%, 04/01/12..............................     3,440,000      3,443,818
    New York State Thruway Highway & Bridge Trust Fund Bonds
     Series C (FGIC), 5.75%, 01/01/09.......................       500,000        529,130
    Port Authority of New York & New Jersey Bonds Series 99
     (FGIC), 5.25%, 11/01/05................................       525,000        534,051
    Port Authority of New York & New Jersey Bonds
     Series 119 (FGIC), 5.00%, 09/15/04.....................     1,500,000      1,505,895
    Triborough Bridge & Tunnel Authority General Purpose
     Bonds Series B, 5.75%, 01/01/05........................     1,000,000      1,039,950
                                                                              -----------
                                                                               12,763,073
                                                                              -----------
  WATER & SEWER REVENUE (16.1%)
    New York City Municipal Water Financing Authority
     Water & Sewer System Revenue Bonds Series A, 6.00%,
     06/15/10...............................................     1,000,000      1,071,440
    New York City Municipal Water Financing Authority
     Water & Sewer System Revenue Bonds Series B, 5.20%,
     06/15/05...............................................       500,000        508,725
    New York City Municipal Water Financing Authority
     Water & Sewer Revenue Bonds Series B, 5.30%,
     06/15/06...............................................     1,675,000      1,707,830
    New York State Environmental Facilities Corporation
     Clean Water & Drinking Revenue Bonds, 5.50%,
     06/15/10...............................................     1,950,000      2,021,370
    New York State Environmental Facilities Corporation
     Clean Water & Drinking Revenue Bonds, 5.70%,
     06/15/12...............................................     1,010,000      1,048,107
    New York State Environmental Facilities Corporation
     Clean Water & Drinking Revenue Bonds, 5.75%,
     06/15/13...............................................     1,000,000      1,034,030
    New York State Environmental Facilities Corporation
     Pollution Control Revenue, 5.75%, 06/15/10.............     2,900,000      3,062,719
    Suffolk County Water Revenue Bonds (MBIA), 5.10%,
     06/01/05...............................................       250,000        252,918
    Suffolk County Water Revenue Bonds (MBIA), 5.10%,
     06/01/06...............................................       400,000        404,560
                                                                              -----------
                                                                               11,111,699
                                                                              -----------
    TOTAL MUNICIPAL BONDS (COST $62,640,981)................                   63,402,458
                                                                              -----------
FEDERAL HOME LOAN BANK (2.2%)
    Federal Home Loan Bank Discount Note, 6.57%, 07/03/00...     1,500,000      1,499,453
                                                                              -----------
    TOTAL FEDERAL HOME LOAN BANK (COST $1,499,453)..........                    1,499,453
                                                                              -----------
MONEY MARKET FUNDS (2.9%)
    Dreyfus NY Municipal Money Market Fund..................     1,021,242      1,021,242
    The J.P. Morgan Institutional Service Tax Exempt Cash
     Fund...................................................     1,021,242      1,021,242
                                                                              -----------
    TOTAL MONEY MARKET FUNDS (COST $2,042,484)..............                    2,042,484
                                                                              -----------
    TOTAL INVESTMENTS (COST $67,382,918) (+) -- 98.8%.......                   68,144,395
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.2%..............                      799,148
                                                                              -----------
    TOTAL NET ASSETS -- 100.0%..............................                  $68,943,543
                                                                              ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..................    $1,075,484
Unrealized depreciation ..................      (314,007)
                                              ----------
Net unrealized appreciation ..............    $  761,477
                                              ==========

*   Interest Rate in effect at June 30, 2000
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FHA    -- Insured by Federal Housing Administration.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
18
-------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------

The total return for the OFFIT California Municipal Fund for the period ending June 30, 2000 was 4.17%. This compares favorably with the 2.79% and 3.23% returns of the Lehman Brothers Five-Year and Seven-Year Municipal indices. The Fund also compares well when measured against its peer group. Over the last three years, the total return of the California Municipal Fund ranked eighth out of thirty-two funds as measured by Lipper, Inc.

The June 30, 2000 net asset value of $10.26 was approximately 2.0% higher than the $10.06 NAV as of December 31, 1999. The Fund's net assets as of June 30, 2000 totaled approximately $14.5 million. The duration of the Fund was 5.5 years, while the average credit quality remained high at AA.

The demand for intermediate California municipal debt remained nothing short of spectacular in the first half of 2000. The premium that California paper demands relative to the rest of the municipal market reached an all-time high during this time. In particular, California municipals with maturities between two and seven years seemed to be trading in an environment of relentless demand. California municipals in this range consistently yield 30-40 basis points less than bonds from other states.

We believe that there are some unique fundamental developments in the California economy that should keep the demand component of the market quite high for years to come.

    - An overabundance of recently created wealth generated primarily by "New Economy" companies.

    - A particularly onerous state tax rate that, when combined with the Federal rate, exceeds 45% for some taxpayers.

    - A considerably more diverse state economy that should lack the cyclicality of years past.

    - Clearly improved state financial management and heightened awareness to debt management issues.

Without question, the April 2000 shakeout in the NASDAQ and, in particular, the "Dot.com" companies led to a substantial reallocation from equities to bonds. Entrepreneurs of the new economy, particularly in the high tech sector, now seem more interested in finding ways to preserve their new found wealth. We believe this will keep California municipals well-bid and rich relative to national municipals for the foreseeable future.

One of the strongest performing credits in the first half of 2000 was the State of California General Obligation Bond. This credit, rated AA by the major rating agencies, now trades at yields less than those offered by other state general obligations rated AAA. While the trading value of the credit has clearly been enhanced by the favorable supply/demand components currently in place in the California market, we believe the market is expecting the substantial surpluses currently enjoyed by the State to result in a further rating upgrade in the future. This credit is a core holding of the Fund, and we will look to add to existing positions if an attractive entry point becomes possible.

Looking forward, we believe that the second half of the year could be as equally as rewarding as the first half for fixed-income investors. We expect economic growth to moderate, and the Federal Reserve to conduct a more stable monetary policy. We believe it remains in the Fund's best interest to be overweighted in top-tier credits and fully invested in this environment.

Michael Pietronico                                         John H. Haldeman, Jr.

July 25, 2000

                                                                              19
                                                                   -------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS (96.9%)
  EDUCATION REVENUE (5.8%)
    California Educational Facilities Authority Revenue
     Santa Clara University, 5.30%, 09/01/05................    $   175,000       $   181,146
    California Educational Facilities Authority Revenue
     Santa Clara University, 5.40%, 09/01/06................         75,000            77,696
    California State Public Works Revenue Board Lease
     Series C, 5.125%, 10/01/12.............................        450,000           451,210
    California State Universities and Colleges Student
     Revenue, 6.125%, 11/01/24..............................        125,000           135,770
                                                                                  -----------
                                                                                      845,822
                                                                                  -----------
  GENERAL OBLIGATIONS (21.4%)
    Berkeley, California Series A, 5.55%, 09/01/07..........         50,000            52,989
    California State General Obligation Bonds, 5.75%,
     12/01/14...............................................        700,000           733,733
    Cotati-Rohnert Park Uniform School District Series D
     (FSA), 6.00%, 08/01/04.................................        100,000           105,037
    Cupertino Uniform School District Series B (FGIC),
     6.125%, 08/01/03.......................................         50,000            52,581
    Los Angeles, California School District, 6.00%,
     07/01/13...............................................        500,000           545,210
    Los Angeles, California Series A (FGIC), 5.25%,
     09/01/12...............................................        500,000           514,300
    Metropolitan Water District Southern California
     Series A, 5.50%, 03/01/10..............................        500,000           515,250
    San Francisco, California City & County (FGIC), 5.30%,
     06/15/07...............................................        250,000           258,007
    San Francisco, California City & County (MBIA), 5.30%,
     06/15/07...............................................        175,000           178,474
    Santa Monica -- Malibu Uniform School District, 5.00%,
     08/01/08...............................................        150,000           153,408
                                                                                  -----------
                                                                                    3,108,989
                                                                                  -----------
  HOUSING REVENUE (3.3%)
    California Housing Finance Agency Single Family Mortgage
     Issue B-2 (AMT), 5.20%, 08/01/04.......................        110,000           111,778
    Los Angeles, California Department of Apartment Revenue,
     6.00%, 05/15/05........................................        150,000           159,996
    San Francisco, California City and County Apartment
     Revenue, 5.50%, 05/01/08...............................        200,000           208,376
                                                                                  -----------
                                                                                      480,150
                                                                                  -----------
  POWER AUTHORITY REVENUE (0.7%)
    Southern California Public Power San Juan Unit 3
     Series A (MBIA), 5.125%, 01/01/05......................        100,000           102,879
                                                                                  -----------
  PREREFUNDED (2.2%)
    Santa Monica -- Malibu Uniform School District,
     Prerefunded 08/01/03, 5.40%, 08/01/08..................        250,000           262,135
    Santa Monica -- Malibu Uniform School District,
     Prerefunded 08/01/03, 5.40%, 08/01/10..................         50,000            52,427
                                                                                  -----------
                                                                                      314,562
                                                                                  -----------
  RECREATION FACILITIES (1.4%)
    Los Angeles County California Public Works Financing
     Authority Revenue Series A, 5.375%, 10/01/06...........        200,000           209,602
                                                                                  -----------
  SALES TAX REVENUE (13.4%)
    Contra Costa Transportation Authority Sales Tax Revenue
     Series A (FGIC), 5.50%, 03/01/08.......................         50,000            51,715
    Los Angeles, California Municipal Inprovement
     Corporation Lease Revenue Series D (FGIC), 4.25%,
     09/01/09...............................................        500,000           477,060
    Orange County California Local Transportation Authority
     Sales Tax Revenue, 5.50%, 02/15/11.....................        500,000           526,475
    Orange County California Local Transportation Authority
     Sales Tax Revenue, 5.70%, 02/15/03.....................        350,000           361,865
    San Francisco Bay Area Rapid Transportation District
     Sales Tax Revenue, 5.25%, 07/01/10.....................        250,000           259,130
    San Francisco Bay Area Rapid Transportation District
     Sales Tax Revenue, 5.50%, 07/01/05.....................        250,000           262,105
                                                                                  -----------
                                                                                    1,938,350
                                                                                  -----------
  TELECOMMUNICATION REVENUE (1.1%)
    Puerto Rico Telephone Authority Revenue Bonds Series L,
     5.75%, 01/01/08........................................        150,000           154,330
                                                                                  -----------
  TRANSPORTATION REVENUE (20.0%)
    Long Beach, California Harbor Revenue, 6.00%,
     05/15/09...............................................        300,000           322,866
    Long Beach, California Harbor Revenue, 6.00%,
     05/15/11...............................................        450,000           485,582
    Long Beach, California Harbor Revenue (AMT) (MBIA),
     5.75%, 05/15/07........................................        100,000           105,783
    Los Angeles, California Department of Airports Refunding
     Revenue Series A (FGIC), 5.375%, 05/15/07..............        300,000           312,831
    Port Oakland California Series K, 5.25%, 11/01/07.......        885,000           910,922
    San Diego, California Open Space Parking Facilities
     District, 5.60%, 01/01/05..............................        325,000           340,161
    San Francisco City & County Airport Revenue Series 6
     (AMBAC) (AMT), 6.25%, 05/01/11.........................        200,000           212,682
    San Mateo County California District, 5.25%, 06/01/11...        200,000           206,110
                                                                                  -----------
                                                                                    2,896,937
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.
20
-------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL          MARKET
                                                                  AMOUNT             VALUE
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  WATER & SEWER REVENUE (27.6%)
    California State Department of Water Resource Series L,
     5.75%, 12/01/13........................................    $   300,000       $   307,872
    California State Department of Water Resources
     Series U, 5.00%, 12/01/09..............................        300,000           305,019
    California State Department Water Project Revenue Bonds
     Series L, 5.60%, 12/01/10..............................        250,000           256,670
    Contra Costa, California Water District Water Revenue
     Series G, 5.75%, 10/01/14..............................        700,000           721,973
    Contra Costa Water District Water Revenue Series G
     (MBIA), 6.00%, 10/01/09................................         50,000            53,385
    Los Angeles, California Department Water and Power,
     5.50%, 10/15/12........................................        500,000           518,835
    Los Angeles, California Wastewater System Revenue Bond,
     5.375%, 11/01/07.......................................        500,000           518,875
    Los Angeles County Sanitation District Financing
     Authority Revenue Capital Projects Series A, 5.25%,
     10/01/10...............................................        100,000           101,883
    Los Angeles, California Department of Water and Power
     Revenue, 5.80%, 07/15/04...............................        150,000           156,891
    Metropolitan Water Distribution Southern California
     Waterworks Revenue Series A (MBIA), 5.40%, 07/01/08....        250,000           260,913
    Sacramento County California Finance Authority Revenue
     Bonds Series A, 6.00%, 12/01/15........................        250,000           264,945
    San Diego, California Public Facility Financing
     Authority Sewer Revenue, 6.00%, 05/15/07...............        500,000           540,420
                                                                                  -----------
                                                                                    4,007,681
                                                                                  -----------
    TOTAL MUNICIPAL BONDS (COST $14,027,324)................                       14,059,302
                                                                                  -----------
MONEY MARKET FUNDS (2.7%)
    Dreyfus Tax Exempt Cash Management Money Market Fund....        192,643           192,643
    Federated California Municipal Money Market Fund........        192,521           192,521
                                                                                  -----------
    TOTAL MONEY MARKET FUNDS (COST $385,164)................                          385,164
                                                                                  -----------
    TOTAL INVESTMENTS (COST $14,412,488)(+) -- 99.6%........                       14,444,466
    OTHER ASSETS IN EXCESS OF LIABILITIES 0.4%..............                           58,307
                                                                                  -----------
    TOTAL NET ASSETS -- 100.0%..............................                      $14,502,773
                                                                                  ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ...................    $ 138,782
Unrealized depreciation ...................     (106,804)
                                               ---------
Net unrealized appreciation ...............    $  31,978
                                               =========

AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
                                                                              21
                                                                   -------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------

The total return for The OFFIT National Municipal Fund for the first six months of 2000 was 4.17%. By comparison, the total returns for the Lehman Brothers Five-Year and Seven-Year Municipal indices were 2.79% and 3.23%, respectively. As measured by Lipper, Inc., the average total return of all intermediate municipal debt funds over the last two years was 4.52% versus the 8.41% returned by The National Municipal Fund. That performance placed the National Municipal Fund first out of 120 funds in Lipper's Intermediate Municipal Debt Fund Index.

The June 30, 2000 net asset value of $10.22 was approximately 1.8% higher than the $10.04 NAV as of December 31, 1999. Reflective of the higher market yields available during the first half of 2000 and our slight lengthening of the portfolio, the 30-Day SEC yield rose from 4.66% at December 31, 1999 to 4.80%. The Fund's net assets as of June 30, 2000 totaled approximately $19 million. The duration of the Fund was 6.25 years and the average credit quality remained high at AA.

The driving force behind the stellar returns enjoyed by municipal investors in the first half of 2000 was the contraction in supply. Compared to the first six months of last year, primary market supply was down 22%. While the press has been replete with articles about the possible extinction of United States Treasury Bonds resulting from overwhelming surpluses at the Federal level, most local governments have been greeted by bulging tax receipts and declining borrowing needs as well. This lack of supply, combined with the increasingly volatile equity markets, proved to be a catalyst for substantial price appreciation in municipals with maturities greater than five years.

It has always been our philosophy when managing the National Municipal Fund to try and identify potential states that could be susceptible to a supply "squeeze." Likely candidates for this "squeeze" generally are states with a healthy concentration of wealthy individuals, a high state income tax rate, and generally positive credit fundamentals. One state that we thought fit this profile was New York. We moved aggressively early in the year to overweight the Fund with New York municipals, and it proved to be a value added move. Supply in New York municipals fell a more pronounced 42% on a year-over-year basis. This dramatic drop-off in supply caused New York spreads to narrow relative to municipals in the national market. Medium investment-grade New York credits, such as New York City General Obligation bonds and New York State Dormitory Authority State University of New York Revenue bonds, were two examples of the Fund's holdings that were "bid up" aggressively because of the lack of New York supply.

Moving forward, we believe that the second half of the year can be as rewarding as the first half for fixed-income investors. With most of the major central banks around the world currently tightening credit, we believe slower global economic growth and lower bonds yields are to be expected.

Michael Pietronico                                         John H. Haldeman, Jr.

July 25, 2000

22
-------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                SHARES OR
                                                                PRINCIPAL          MARKET
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
FLOATING RATE NOTE (0.5%)
  WATER & SEWER REVENUE (0.5%)
    NEW YORK (0.5%)
      New York City Municipal Water Financing Authority
       Water & Sewer System Revenue Bonds Series A (FGIC),
       4.40%, 06/15/25*.....................................    $  100,000       $   100,000
                                                                                 -----------
      TOTAL FLOATING RATE NOTE (COST $100,000)..............                         100,000
                                                                                 -----------
MUNICIPAL BONDS (97.8%)
  EDUCATION REVENUE (7.0%)
    NEW JERSEY (1.3%)
      Freehold, New Jersey Regional High School (FGIC),
       5.60%, 03/01/13......................................       250,000           256,420
                                                                                 -----------
    OHIO (3.1%)
      Ohio State Higher Education Facilities Series A,
       5.25%, 02/01/11......................................       575,000           581,158
                                                                                 -----------
    NEW YORK (2.6%)
      New York State Dormitory Authority Lease Revenue
       Series A, 6.00%, 07/01/13............................       465,000           487,362
                                                                                 -----------
                                                                                   1,324,940
                                                                                 -----------
  GENERAL OBLIGATIONS (29.1%)
    ILLINOIS (0.3%)
      Chicago, Illinois Project Series B (FGIC), 6.00%,
       01/01/03.............................................        50,000            51,390
                                                                                 -----------
    MASSACHUSETTS (14.8%)
      Boston, Massachusetts Series A, 5.75%, 02/01/13.......       600,000           620,196
      Framingham, Massachusetts, 6.00%, 03/01/14............       820,000           862,345
      Massachusetts State Series A, 6.00%, 02/01/14.........     1,235,000         1,295,527
                                                                                 -----------
                                                                                   2,778,068
                                                                                 -----------
    NEW YORK (3.8%)
      New York, New York, 6.75%, 08/15/03...................       325,000           342,501
      New York, New York Series B, 6.375%, 08/15/12.........       350,000           368,221
                                                                                 -----------
                                                                                     710,722
                                                                                 -----------
    OHIO (2.2%)
      Cincinnati, Ohio Police & Firemen's Disability, 5.65%,
       12/01/14.............................................       400,000           408,956
                                                                                 -----------
    WASHINGTON (5.5%)
      Washington State Series S-4, 5.75%, 01/01/12..........     1,000,000         1,036,480
                                                                                 -----------
    WASHINGTON D.C. (2.5%)
      District of Columbia Series A (FGIC), 5.80%,
       06/01/04.............................................       450,000           465,655
                                                                                 -----------
                                                                                   5,451,271
                                                                                 -----------
  HOUSING REVENUE (9.2%)
    NEW YORK (2.6%)
      New York State Mortgage Agency Revenue Bonds
       Series 71 (AMT), 4.80%, 10/01/08.....................       500,000           479,930
                                                                                 -----------
    TEXAS (6.6%)
      Texas State Veterans Housing Assistance Fund II
       Series C (AMT), 5.60%, 06/01/09......................       415,000           421,213
      Texas State Veterans Housing Assistance Fund II
       Series C (AMT), 5.75%, 06/01/11......................       670,000           693,169
      Texas State Veterans Housing Assistance Fund II
       Series C, 5.90%, 12/01/14............................       130,000           133,160
                                                                                 -----------
                                                                                   1,247,542
                                                                                 -----------
                                                                                   1,727,472
                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              23
                                                                   -------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                SHARES OR
                                                                PRINCIPAL          MARKET
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  POWER AUTHORITY REVENUE (6.5%)
    NEW YORK (5.4%)
      Long Island Power Authority Revenue Bonds Series A
       (FSA), 5.50%, 12/01/12...............................    $1,000,000       $ 1,026,790
                                                                                 -----------
    WASHINGTON (1.1%)
      Washington State Public Power Supply System Nuclear
       Project 3-A, 5.00%, 07/01/01.........................       200,000           200,952
                                                                                 -----------
                                                                                   1,227,742
                                                                                 -----------
  SALES TAX REVENUE (25.7%)
    FLORIDA (2.7%)
      Jacksonville, Florida Excise Tax Revenue (AMT)(FGIC),
       5.50%, 10/01/07......................................       505,000           513,065
                                                                                 -----------
    ILLINOIS (5.4%)
      Illinois State Sales Tax Revenue Series R, 5.40%,
       06/15/11.............................................     1,000,000         1,008,500
                                                                                 -----------
    NEW YORK (9.1%)
      Municipal Assistance Corp. for City of New York
       Revenue Bonds Series G (AMBAC), 6.00%, 07/01/06......       500,000           529,735
      New York City Transitional Finance Authority Tax
       Revenue Series C, 5.25%, 05/01/12....................       875,000           873,075
      New York State Local Government Assistance Corp.
       Revenue Bonds Series E, 6.00%, 04/01/14..............       300,000           318,996
                                                                                 -----------
                                                                                   1,721,806
                                                                                 -----------
    TEXAS (8.5%)
      Lower Colorado River Authority Texas Series B, 6.00%,
       05/15/11.............................................     1,500,000         1,593,225
                                                                                 -----------
                                                                                   4,836,596
                                                                                 -----------
  TRANSPORTATION REVENUE (12.5%)
    COLORADO (1.1%)
      Denver, Colorado City and County Airport Revenue
       Series C (AMT), 6.55%, 11/15/02......................       200,000           206,530
                                                                                 -----------
    CALIFORNIA (2.9%)
      Long Beach, California Harbor Revenue (AMT)(FGIC),
       6.00%, 05/15/11......................................       500,000           539,535
                                                                                 -----------
    NEW JERSEY (1.6%)
      New Jersey State Turnpike Authority Series A (MBIA),
       5.50%, 01/01/08......................................       300,000           309,840
                                                                                 -----------
    NEW YORK (2.9%)
      Metropolitan Transportation Authority Dedicated Tax
       Fund Series A (MBIA), 6.25%, 04/01/13................       500,000           546,315
                                                                                 -----------
    WISCONSIN (4.0%)
      Wisconsin State Transportation Revenue Reference
       Series A, 5.50%, 07/01/09............................       725,000           747,954
                                                                                 -----------
                                                                                   2,350,174
                                                                                 -----------
  WATER & SEWER REVENUE (7.8%)
    CALIFORNIA (2.3%)
      Sacramento County Sanitation District Financing
       Authority Revenue Series A, 6.00%, 12/01/13..........       410,000           439,971
                                                                                 -----------
    MARYLAND (3.8%)
      Washington Suburban Sanitation Distribution of
       Maryland, 5.40%, 07/01/01............................       700,000           704,599
                                                                                 -----------
    NEW MEXICO (1.7%)
      Albuquerque, New Mexico Joint Water & Sewer System
       Revenue, 6.00%, 07/01/06.............................       300,000           317,523
                                                                                 -----------
                                                                                   1,462,093
                                                                                 -----------
      TOTAL MUNICIPAL BONDS (COST $18,049,254)..............                      18,380,288
                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.
24
-------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                SHARES OR
                                                                PRINCIPAL          MARKET
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
MONEY MARKET FUNDS (0.5%)
    Dreyfus Tax Exempt Cash Management Money Market Fund....    $   49,870       $    49,870
    The J.P. Morgan Institutional Service Tax Exempt Cash
     Fund...................................................        49,870            49,870
                                                                                 -----------
    TOTAL MONEY MARKET FUNDS (COST $99,740).................                          99,740
                                                                                 -----------
    TOTAL INVESTMENTS (COST $18,248,994) (+) -- 98.8%.......                      18,580,028
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.2%..............                         227,941
                                                                                 -----------
    TOTAL NET ASSETS -- 100.0%..............................                     $18,807,969
                                                                                 ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ....................    $349,260
Unrealized depreciation ....................     (18,226)
                                                --------
Net unrealized appreciation ................    $331,034
                                                ========

*   Interest rate in effect at June 30, 2000.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Group.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Assoiation.

    The accompanying notes are an integral part of the financial statements.
                                                                              25
                                                                   -------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The total return of the U.S. Government Securities Fund was 3.90% in the first half of 2000. This compares with a return of 3.78% for the Merrill Lynch Five-Year Treasury Index. As of June 30, 2000 the Fund's net asset value was $9.85 and the 30-day SEC yield was 5.84%. The Fund holds a mix of commercial paper, U.S. Treasurys and U.S. Agency securities. The average maturity of the Fund is 5.45 years with a 4.35 year effective duration. The benchmark maturity is 4.87 years with a 4.08 year effective duration.

We have maintained a duration longer than the benchmark throughout the first half of this year. Our expectation that interest rates would move lower reflects the view that the inverted Treasury yield curve (yields are lower as maturity lengthens) would slow the economy. Earlier this year, many felt that the inverted curve was much more a statement of diminished Treasury supply than market expectation of future growth. While there is some credence to this argument, it fails to hold when the inversion includes the 2 to 5 year part of the curve.

What makes the curve inversion such a compelling argument for a slower economy is that it links to the economy through its impact on credit extension. From the standpoint of interest arbitrage, as the Fed tightens and the curve inverts, banks and other lending institutions find margins squeezed. With less profit from lending and more predictable returns from short-term securities, lenders are more cautious when extending credit. The tie between the curve, bank lending, and the economy was clearly evident during the 1990-91 recession. During this time, the Fed was successfully able to induce bank lending by engineering a steeply positive curve--which was stimulating factor for several years. As with any Fed endeavor, the transmission of policy works first, and fastest, through its effect on investor psychology. Before the curve actually curtails lending, the curve signals expectations of a softer economy. This alone reduces the confidence of borrowers and lenders.

Throughout the second quarter, the yield curve inverted further and Treasury bond yields have trended lower. The inversion continued because the Federal Reserve maintained its expected resolve and tightened policy even as equity values weakened. More to the point, evidence of the inverted curve's impact on credit extension emerged. Indeed, the second quarter marked an important transition for the economy. Tighter monetary policy, in concert with the inverted yield curve, was finally able to decelerate growth towards a pace less likely to ignite inflationary pressures.

Based on recent economic data, however, it is not yet clear whether the spring slowdown is the onset of still slower growth or a brief pause in the expansion. The Federal Reserve kept to its policy bias in mid-May by raising the Federal funds rate 50 basis points to 6.5%. In late June, the Fed reaffirmed its bias to tighten, but in reaction to the mixed economic signals held off from another rate hike. From our perspective, the economy will continue to slow because the inverted curve has started the process of reducing the appetite for debt.

Looking forward, the ongoing potential for more Fed tightening in combination with a sustained inversion of the yield curve will hold back credit creation and the equity market. This, in turn, will check any nascent inflation risk. It is a favorable environment for bonds, especially in the 5-to-7 year maturity range, whose yields reflect much of the perceived near-term inflation risk. Therefore, we maintain our view that interest rates will continue to trend lower. As such, the Fund will keep its modestly longer benchmark.

In light of Chairman Greenspan's recent testimony, there is a greater likelihood that the Fund will increase its holdings of U.S. Agency debt. The mid-year policy outlook outlined by the Fed Chairman contained an important policy shift. While we believe the near-term potential for a rate hike is more balanced than the market seems to believe, Greenspan is more accepting of a higher rate of economic growth moving forward. It was generally accepted that he wanted to drive growth below 3% in order to create sufficient slack in the economy and, as a result, reduce inflationary pressure. It is now apparent that he believes the productivity gains are structural rather than cyclical and that 3.5%-4.0% real growth without raising unemployment will achieve the central bank goal. This environment, still favorable to bonds as economic momentum continues to slow, should also now reduce some of the scarcity bid in Treasurys and, in turn, make non-Treasury issues such as Agencies more attractive.

Steven Blitz                                                       Isaac Frankel

July 25, 2000

26
-------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                 SHARES OR
                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
CORPORATE BOND (4.7%)
  FINANCIAL SERVICES (4.7%)
    General Electric Capital Corp., 7.00%, 03/01/02.........    $ 2,030,000    $ 2,023,967
                                                                               -----------
    TOTAL CORPORATE BOND (COST $2,028,226)..................                     2,023,967
                                                                               -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (11.5%)
    Federal Home Loan Mortgage Corp., 5.75%, 03/15/09.......      5,460,000      4,957,385
                                                                               -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST
     $4,946,273)............................................                     4,957,385
                                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.5%)
    Federal National Mortgage Assoc., 7.125%, 02/15/05......      1,950,000      1,956,755
                                                                               -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $1,946,678)............................................                     1,956,755
                                                                               -----------
U.S. TREASURY NOTES (72.8%)
    Inflation Indexed Notes, 3.875%, 01/15/09...............      2,100,000      2,160,081
    Notes, 5.625%, 05/15/08.................................      5,630,000      5,429,431
    Notes, 6.00%, 08/15/09..................................      4,375,000      4,339,453
    Notes, 6.75%, 05/15/05..................................     19,090,000     19,537,432
                                                                               -----------
    TOTAL U.S. TREASURY NOTES (COST $31,029,584)............                    31,466,397
                                                                               -----------
COMMERCIAL PAPER (9.2%)
    Consolidated Edison Inc., 6.88%, 07/03/00...............      4,000,000      3,998,471
                                                                               -----------
    TOTAL COMMERCIAL PAPER (COST $3,998,471)................                     3,998,471
                                                                               -----------
MONEY MARKET FUND (0.2%)
    Bank of New York Cash Reserve...........................         82,527         82,527
                                                                               -----------
    TOTAL MONEY MARKET FUND (COST $82,527)..................                        82,527
                                                                               -----------
    TOTAL INVESTMENTS (COST $44,031,759) (+) -- 102.9%......                    44,485,502
    LIABILITIES IN EXCESS OF OTHER ASSETS (2.9%)............                    (1,254,590)
                                                                               -----------
    TOTAL NET ASSETS -- 100.0%..............................                   $43,230,912
                                                                               ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ....................    $478,777
Unrealized depreciation ....................     (25,034)
                                                --------
Net unrealized appreciation ................    $453,743
                                                ========

    The accompanying notes are an integral part of the financial statements.
                                                                              27
                                                                   -------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The total return of the Mortgage Securities Fund was 3.37% for the first half of calendar 2000. This compares with a return of 3.71% for the Merrill Lynch Mortgage Master Index. As of June 30, 2000, the Fund's net asset value was $9.72 and the 30-day SEC yield was 6.50%.

At the end of the second quarter 37% of the Fund is invested in Government National Mortgage Association 30-year mortgage pass-throughs, 37% Federal Home Loan Mortgage Corporation and Federal National Mortgage Association 30-year mortgage pass-throughs, 20% in GNMA, FHLMC, or FNMA 15-year pass-throughs, 3% mortgages with short final maturities and 3% Cash Equivalents. The Fund's average maturity is approximately 8.0 years and the duration 4.3 years. The average duration of the Merrill Lynch Mortgage Master Index is 4.1 years.

Mortgage-Backed Securities provided little more than their coupon income in the first half of 2000. In a period of volatile equity markets and interest rates, this stability was comforting. Nonetheless, the Fund and the Mortgage Index did not keep pace with U.S. Treasurys. Intermediate Treasurys provided returns in excess of 4.5% for the first six months of 2000. Mortgage Securities lagged, along with other non-Treasury sectors because of the diminished supply of Treasurys. This scarcity value expanded as credit concerns increased with expectations for a slower economy. In comparison with credit products, mortgages have outperformed.

Looking forward, we believe that the trend to slower economic activity and lower interest rates will continue. Mortgages are an attractive investment area under these circumstances. The yield on mortgages is substantially higher than Treasury issues. Credit risk in Agency-quality Mortgage-Backed Securities is very low. And the vast majority of all available Mortgage-Backed Securities trade at prices below $98, alleviating some of the risk of early repayment. Accordingly, it is our strategy to be fully invested in the Fund with a duration longer than that of the Mortgage Index.

Steven Blitz                                                       Isaac Frankel

July 25, 2000

28
-------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                SHARES OR
                                                                PRINCIPAL          MARKET
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (31.3%)
    Federal Home Loan Mortgage Corp., 6.00%, 04/01/03 to
     12/01/28...............................................    $8,524,411       $ 7,926,021
    Federal Home Loan Mortgage Corp., 6.50%, 05/01/26 to
     06/01/30...............................................     1,999,801         1,887,937
    Federal Home Loan Mortgage Corp., 7.50%, 01/01/18 to
     11/01/29...............................................     2,416,525         2,384,807
    Federal Home Loan Mortgage Corp., 8.00%, 11/01/28 to
     11/01/29...............................................     2,252,513         2,265,184
    Federal Home Loan Mortgage Corp., 30 Year TBA, 6.00%....     1,200,000         1,098,750
                                                                                 -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST
     $16,059,642)...........................................                      15,562,699
                                                                                 -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (24.8%)
    Federal National Mortgage Assoc., 6.00%, 09/01/10 to
     10/01/13...............................................     4,081,867         3,860,682
    Federal National Mortgage Assoc., 6.50%, 11/01/03 to
     01/01/30...............................................     7,668,210         7,246,658
    Federal National Mortgage Assoc., 8.50%, 05/01/20 to
     08/01/29...............................................     1,193,990         1,235,631
                                                                                 -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $12,795,708)...........................................                      12,322,971
                                                                                 -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (42.5%)
    Government National Mortgage Assoc., 6.00%, 02/15/09 to
     07/15/29...............................................     7,604,525         7,048,879
    Government National Mortgage Assoc., 7.00%, 10/15/07 to
     01/15/30...............................................     8,671,156         8,472,884
    Government National Mortgage Assoc., 7.50%, 06/15/29....       834,270           828,273
    Government National Mortgage Assoc., 8.00%, 06/15/26 to
     08/15/27...............................................     2,373,767         2,399,048
    Government National Mortgage Assoc., 9.00%, 03/15/27 to
     02/15/30...............................................     2,356,714         2,435,060
                                                                                 -----------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST
     $21,896,378)...........................................                      21,184,144
                                                                                 -----------
COMMERCIAL PAPER (3.0%)
    Consolidated Edison Inc., 6.88%, 07/03/00...............     1,500,000         1,499,427
                                                                                 -----------
    TOTAL COMMERCIAL PAPER (COST $1,499,427)................                       1,499,427
                                                                                 -----------
MONEY MARKET FUND (0.2%)
    Bank of New York Cash Reserve...........................        80,276            80,276
                                                                                 -----------
    TOTAL MONEY MARKET FUND (COST $80,276)..................                          80,276
                                                                                 -----------
    TOTAL INVESTMENTS (COST $52,331,431) (+) 101.8%.........                      50,649,517
    LIABILITIES IN EXCESS OF OTHER ASSETS (1.8%)............                        (898,332)
                                                                                 -----------
    TOTAL NET ASSETS -- 100.0%..............................                     $49,751,185
                                                                                 ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation .................    $    69,700
Unrealized depreciation .................     (1,751,614)
                                             -----------
Net unrealized depreciation .............    $(1,681,914)
                                             ===========

    The accompanying notes are an integral part of the financial statements.
                                                                              29
                                                                   -------------

                                     OFFIT
                               TOTAL RETURN FUND

--------------------------------------------------------------------------------

The total return of the Total Return Fund was 0.55% from its inception on June 22, 2000 through June 30. This compares with a return of 0.54% for the Lehman Aggregate Bond Index. As of June 30, 2000 the Fund's net asset value was $10.04 and the 30-day SEC yield was 5.87%. The investments in the Fund are 30% U.S. Treasurys, 15% U.S. Agency securities, 10% Mortgage pass-thrus, 20% Investment-grade Corporates, 20% OFFIT High Yield Fund and 5% OFFIT Emerging Markets Bond Fund. The average maturity of the Fund is 7.21 years with a 4.94 year effective duration. The benchmark maturity is 8.79 years with a 4.91 year effective duration.

The assets other than the OFFIT Funds have a duration longer than the benchmark. This expectation that interest rates would move lower reflects the view that the inverted Treasury yield curve (yields are lower as maturity lengthens) would slow the economy. Earlier this year, many felt that the inverted curve was much more a statement of diminished Treasury supply than market expectation of future growth. While there is some credence to this argument, it fails to hold when the inversion includes the 2 to 5 year part of the curve.

What makes the curve inversion such a compelling argument for a slower economy is that it links to the economy through its impact on credit extension. From the standpoint of interest arbitrage, as the Fed tightens and the curve inverts, banks and other lending institutions find margins squeezed. With less profit from lending and more predictable returns from short-term securities, lenders are more cautious when extending credit. The tie between the curve, bank lending, and the economy was clearly evident during the 1990-91 recession. During this time, the Fed was successfully able to induce bank lending by engineering a steeply positive curve--which was stimulating factor for several years. As with any Fed endeavor, the transmission of policy works first, and fastest, through its effect on investor psychology. Before the curve actually curtails lending, the curve signals expectations of a softer economy. This alone reduces the confidence of borrowers and lenders.

Throughout the second quarter, the yield curve inverted further and Treasury bond yields have trended lower. The inversion continued because the Federal Reserve maintained its expected resolve and tightened policy even as equity values weakened. More to the point, evidence of the inverted curve's impact on credit extension emerged. Indeed, the second quarter marked an important transition for the economy. Tighter monetary policy, in concert with the inverted yield curve, was finally able to decelerate growth towards a pace less likely to ignite inflationary pressures.

Based on recent economic data, however, it is not yet clear whether the spring slowdown is the onset of still slower growth or a brief pause in the expansion. The Federal Reserve kept to its policy bias in mid-May by raising the Federal funds rate 50 basis points to 6.5%. In late June, the Fed reaffirmed its bias to tighten, but in reaction to the mixed economic signals held off from another rate hike. From our perspective, the economy will continue to slow because the inverted curve has started the process of reducing the appetite for debt.

Within the fixed-income markets, intermediate maturity bonds have responded most favorably to the current environment. An inverted curve (yields are lower as maturity lengthens) is especially constructive for 5-to-7 year maturities because these yields reflect much of the perceived near-term inflation risk. As the negative curve slows the expansion of credit, the inflation premium is likewise reduced. By quarter end, short and intermediate interest rates were lower but the yield curve was still negative. This reflects an expectation for more subdued growth and a Fed that keeps the funds rate in the 6.5%-7.0% range, at least through year-end. Another aspect of the anticipatory nature of capital markets is that, through much of this year, there has been a tiering of credit in corporate bonds. Now that the expected credit problems are being realized, credit spreads are stabilizing and have even narrowed somewhat from the extraordinary levels reached in late May.

The high yield market benefited from the growing market consensus that credit risk has been adequately discounted, and finished the quarter on a strong note. Good investor inflow helped to generate improved returns in high yield, as investors recognized the overcompensation for potential default rates. At present, BB Corporates are yielding 430 basis points more than like maturity Treasurys, compared with 400 basis points at the end of the first quarter. Emerging markets in Latin America also firmed late in the second quarter as investors saw Argentina and Brazil weather this year's 100 basis point increase in the Federal funds rate and a volatile U.S. equity market. In the past, this U.S. market environment would have created outsized negative market volatility in Latin America. Another indication of progress was the presidential election in Mexico. The democratic result underscores the positive changes that have upgraded Mexican debt to investment grade status. The OFFIT Emerging Markets Bond Fund had a 30-day SEC yield of 13.95% on June 30, compared with 11.29% at the end of the first quarter.

Looking forward, the ongoing potential for more Fed tightening in combination with a sustained inversion of the yield curve will hold back credit creation and the equity market. This, in turn, will check any nascent inflation risk. It is a

30
-------------

                                     OFFIT
                               TOTAL RETURN FUND

--------------------------------------------------------------------------------
favorable environment for bonds, especially in the 5-to-7 year maturity range, whose yields reflect much of the perceived near-term inflation risk. Therefore, we maintain our view that interest rates will continue to trend lower. As such, the Fund will keep its modestly longer benchmark.

In light of Chairman Greenspan's recent testimony, there is a greater likelihood that the Fund will increase its holdings of non-Treasury debt. The mid-year policy outlook outlined by the Fed Chairman contained an important policy shift. While we believe the near-term potential for a rate hike is more balanced than the market seems to believe, Greenspan is more accepting of a higher rate of economic growth moving forward. It was generally accepted that he wanted to drive growth below 3% in order to create sufficient slack in the economy and, as a result, reduce inflationary pressure. It is now apparent that he believes the productivity gains are structural rather than cyclical and that 3.5%-4.0% real growth without raising unemployment will achieve the central bank goal. This environment, still favorable to bonds as economic momentum continues to slow, should also now reduce some of the scarcity bid in Treasurys and, in turn, make non-Treasury issues such as Agencies, corporates, high yield, and emerging market debt more attractive.

Steven Blitz                                                       Isaac Frankel

July 25, 2000

                                                                              31
                                                                   -------------

                                     OFFIT
                               TOTAL RETURN FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                                                SHARES OR
                                                                PRINCIPAL         MARKET
                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS (21.1%)
  FINANCIAL SERVICES (11.6%)
    Associates Corp., 6.375%, 10/15/02......................    $ 25,000        $   24,480
    Ford Motor Credit Company, 5.80%, 01/12/09..............      50,000            43,497
    Wells Fargo Company, 6.625%, 07/15/04...................      50,000            48,771
                                                                                ----------
                                                                                   116,748
                                                                                ----------
  TELECOMMUNICATIONS (4.9%)
    Deutsche Telekom International Finance, 8.00%,
     06/15/10...............................................      25,000            25,202
    U.S. West Communications, 6.375%, 10/15/02..............      25,000            24,389
                                                                                ----------
                                                                                    49,591
                                                                                ----------
  UTILITIES (4.6%)
    Consolidated Edison Inc., 6.375%, 02/01/08..............      25,000            45,875
                                                                                ----------
    TOTAL CORPORATE BONDS (COST $211,610)...................                       212,214
                                                                                ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.0%)
    Federal Home Loan Mortgage Corp., 6.57%, 07/03/0........      50,000            49,982
                                                                                ----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST
     $49,982)...............................................                        49,982
                                                                                ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (25.0%)
    Federal National Mortgage Assoc., 5.625%, 03/15/01......      50,000            49,588
    Federal National Mortgage Assoc., 6.00%, 05/15/08.......     110,000           102,380
    Federal National Mortgage Assoc., 30 year TBA, 6.50%....     105,000            99,061
                                                                                ----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $249,648)..............................................                       251,029
                                                                                ----------
MUTUAL FUNDS (24.8%)
    OFFIT Emerging Markets Bond Fund........................       5,512(1)         50,221
    OFFIT High Yield Fund...................................      23,095(1)        198,845
                                                                                ----------
    TOTAL MUTUAL FUNDS (COST $250,000)......................                       249,066
                                                                                ----------
U.S. TREASURY NOTE (27.2%)
    Note, 6.125%, 08/15/07..................................     275,000           273,367
                                                                                ----------
    TOTAL U.S. TREASURY NOTE (COST $270,904)................                       273,367
                                                                                ----------
MONEY MARKET FUND (5.4%)
    Bank of New York Cash Reserve...........................      54,398            54,398
                                                                                ----------
    TOTAL MONEY MARKET FUND (COST $54,398)..................                        54,398
                                                                                ----------
    TOTAL INVESTMENTS (COST $1,086,542) (+) 108.5%..........                     1,090,056
    LIABILITIES IN EXCESS OF OTHER ASSETS (8.5%)............                       (86,311)
                                                                                ----------
    TOTAL NET ASSETS -- 100.0%..............................                    $1,003,745
                                                                                ==========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation .................    $     4,734
Unrealized depreciation .................         (1,220)
                                             -----------
Net unrealized appreciation .............    $     3,514
                                             ===========

(1) Represents an investment in an affiliate.

    The accompanying notes are an integral part of the financial statements.
32
-------------

                 (This page has been left blank intentionally.)

                                                                              33
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 2000


                                    HIGH  EMERGING MARKETS
                              YIELD FUND         BOND FUND
----------------------------------------------------------
ASSETS:
  Investments, at market
    value (1)............  $1,237,245,459 $    179,609,098
  Interest and dividends
    receivable...........     26,696,019         5,271,937
  Receivable for capital
    shares sold..........         89,406            50,000
  Receivable for
    investment securities
    sold.................      6,426,528           100,000
  Deferred organization
    expenses.............             --                --
  Net unrealized
    appreciation on
    forward foreign
    currency contracts
    (Note 2).............      1,770,876                --
  Prepaid expenses and
    other assets.........        107,406            24,356
                           -------------  ----------------
    Total Assets.........  1,272,335,694       185,055,391
                           -------------  ----------------
LIABILITIES:
  Dividends payable......      2,630,430         1,786,164
  Net unrealized
    depreciation on
    forward currency
    contracts
    (Note 2).............             --            58,774
  Payable for investment
    securities
    purchased............      7,000,000         2,187,667
  Payable for capital
    shares redeemed......      5,179,054            52,673
  Investment advisory
    fees payable.........        724,061           130,346
  Custody fees payable...         26,653            14,376
  Professional fees
    payable..............         38,507            12,220
  Administration fees
    payable..............         90,564            13,759
  Other payables and
    accrued expenses.....        307,566            17,989
                           -------------  ----------------
    Total Liabilities....     15,996,835         4,273,968
                           -------------  ----------------
NET ASSETS:..............  $1,256,338,859 $    180,781,423
                           =============  ================
Net assets consist of:
  Shares of capital
    stock, $0.001 par
    value per share......  $     145,804  $         19,834
  Additional paid-in
    capital..............  1,506,473,793       237,980,769
  Distributions in excess
    of net investment
    income...............     (3,385,625)       (1,919,817)
  Accumulated
    undistributed net
    investment income....             --                --
  Accumulated
    undistributed net
    realized gains (loss)
    on investments and
    foreign currency
    transactions.........    (49,819,783)      (40,280,021)
  Net unrealized
    appreciation
    (depreciation) of
    investments and
    foreign currency
    transactions.........   (197,075,330)      (15,019,342)
                           -------------  ----------------
NET ASSETS...............  $1,256,338,859 $    180,781,423
                           =============  ================
SELECT SHARES:
  NET ASSETS.............  $1,237,843,501 $    180,086,408
                           =============  ================
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........    143,851,074        19,758,030
                           =============  ================
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............  $        8.61  $           9.11
                           =============  ================
ADVISOR SHARES:
  NET ASSETS.............             --  $        695,015
                           =============  ================
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........             --            76,253
                           =============  ================
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............             --  $           9.12
                           =============  ================
MSD&T SHARES:
  NET ASSETS.............  $  18,495,358
                           =============
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........      1,953,048
                           =============
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............  $        9.47
                           =============
(1) Investments at
  cost...................  $1,436,034,347 $    194,569,936
                           =============  ================

    The accompanying notes are an integral part of the financial statements.
34
-------------

                        THE OFFIT INVESTMENT FUND, INC.
          STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
                                 JUNE 30, 2000

                                                                                        U.S.
                                             NEW YORK   CALIFORNIA     NATIONAL   GOVERNMENT     MORTGAGE       TOTAL
                           LATIN AMERICA    MUNICIPAL    MUNICIPAL    MUNICIPAL   SECURITIES   SECURITIES      RETURN
                             EQUITY FUND         FUND         FUND         FUND         FUND         FUND        FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market
    value (1)............  $  21,687,894  $68,144,395  $14,444,466  $18,580,028  $44,485,502  $50,649,517  $1,090,056
  Interest and dividends
    receivable...........         69,733      888,259      190,012      262,512      524,843      285,743      13,643
  Receivable for capital
    shares sold..........             --           --           --           --      400,000           --          --
  Receivable for
    investment securities
    sold.................        209,814           --      605,970           --           --           --      25,457
  Deferred organization
    expenses.............          5,598           --       15,231       15,391        8,530        8,530          --
  Net unrealized
    appreciation on
    forward foreign
    currency contracts
    (Note 2).............             --           --           --           --           --           --          --
  Prepaid expenses and
    other assets.........          8,162        7,228        5,076        8,829        6,810       16,570          --
                           -------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total Assets.........     21,981,201   69,039,882   15,260,755   18,866,760   45,425,685   50,960,360   1,129,156
                           -------------  -----------  -----------  -----------  -----------  -----------  ----------
LIABILITIES:
  Dividends payable......             --       50,476       11,716       18,224       49,174       71,406       1,466
  Net unrealized
    depreciation on
    forward currency
    contracts
    (Note 2).............             --           --
  Payable for investment
    securities
    purchased............        210,737           --      733,674           --    2,117,544    1,101,013     123,861
  Payable for capital
    shares redeemed......             --           --           --       25,000           --           --          --
  Investment advisory
    fees payable.........         16,865       14,870        2,029        3,664        8,113        8,778          --
  Custody fees payable...         21,651        3,267          610        1,007        2,214        3,047           1
  Professional fees
    payable..............          1,125        9,602        2,827        4,181        7,027        8,877           2
  Administration fees
    payable..............          1,399        5,155           --           --        3,179        3,955          --
  Other payables and
    accrued expenses.....          2,319       12,969        7,126        6,715        7,522       12,099          81
                           -------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total Liabilities....        254,096       96,339      757,982       58,791    2,194,773    1,209,175     125,411
                           -------------  -----------  -----------  -----------  -----------  -----------  ----------
NET ASSETS:..............  $  21,727,105  $68,943,543  $14,502,773  $18,807,969  $43,230,912  $49,751,185  $1,003,745
                           =============  ===========  ===========  ===========  ===========  ===========  ==========
Net assets consist of:
  Shares of capital
    stock, $0.001 par
    value per share......  $       2,024  $     6,573  $     1,414  $     1,840  $     4,388  $     5,116  $      100
  Additional paid-in
    capital..............     35,768,767   69,459,835   14,676,086   18,843,291   45,537,097   52,666,940     999,900
  Distributions in excess
    of net investment
    income...............             --           --           --           --         (143)        (267)         --
  Accumulated
    undistributed net
    investment income....         37,842           --        8,345        5,322           --           --          --
  Accumulated
    undistributed net
    realized gains (loss)
    on investments and
    foreign currency
    transactions.........    (19,594,975)  (1,284,342)    (215,050)    (373,518)  (2,764,173)  (1,238,690)        231
  Net unrealized
    appreciation
    (depreciation) of
    investments and
    foreign currency
    transactions.........      5,513,447      761,477       31,978      331,034      453,743   (1,681,914)      3,514
                           -------------  -----------  -----------  -----------  -----------  -----------  ----------
NET ASSETS...............  $  21,727,105  $68,943,543  $14,502,773  $18,807,969  $43,230,912  $49,751,185  $1,003,745
                           =============  ===========  ===========  ===========  ===========  ===========  ==========
SELECT SHARES:
  NET ASSETS.............  $  21,727,105  $68,943,543  $14,502,773  $18,807,969  $43,230,912  $49,751,185  $1,003,745
                           =============  ===========  ===========  ===========  ===========  ===========  ==========
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........      2,024,286    6,572,559    1,413,874    1,839,643    4,387,913    5,116,239     100,000
                           =============  ===========  ===========  ===========  ===========  ===========  ==========
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............  $       10.73  $     10.49  $     10.26  $     10.22  $      9.85  $      9.72  $    10.04
                           =============  ===========  ===========  ===========  ===========  ===========  ==========
ADVISOR SHARES:
  NET ASSETS.............
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............
MSD&T SHARES:
  NET ASSETS.............
  SHARES OF CAPITAL STOCK
    OUTSTANDING..........
  NET ASSET VALUE
    (OFFERING AND
    REDEMPTION PRICE PER
    SHARE)...............
                              16,172,837   67,382,918   14,412,488   18,248,994   44,031,759   52,331,431   1,086,542
(1) Investments at
  cost...................  $              $            $            $            $            $            $
                           =============  ===========  ===========  ===========  ===========  ===========  ==========

    The accompanying notes are an integral part of the financial statements.
                                                                              35
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000


                                  HIGH  EMERGING MARKETS
                            YIELD FUND         BOND FUND
--------------------------------------------------------
INVESTMENT INCOME:
  Interest...............  $67,242,756  $     12,247,604
  Dividends..............           --                --
                           -----------  ----------------
    Total income (2).....   67,242,756        12,247,604
                           -----------  ----------------
EXPENSES:
  Advisory...............    4,732,875           874,732
  Administration.........      563,816           122,212
  Professional...........      150,126            20,824
  Transfer agent and
    shareholder servicing
    fees.................       95,124            21,255
  Custody................       80,286            19,763
  Fund accounting........        7,500             7,500
  Amortization of
    organization
    expenses.............           --                --
  Miscellaneous..........      186,978            27,488
                           -----------  ----------------
    Total expenses before
waivers/reimbursements...    5,816,705         1,093,774
    Less expenses
     waived/reimbursed...      (61,795)          (29,331)
                           -----------  ----------------
    Net expenses.........    5,754,910         1,064,443
                           -----------  ----------------
NET INVESTMENT INCOME....   61,487,846        11,183,161
                           -----------  ----------------
REALIZED AND UNREALIZED
  GAINS (LOSS) ON
  INVESTMENTS:
  Net realized gains
    (loss) on investment
    transactions.........  (39,395,130)        2,529,719
  Net realized gains
    (loss) on foreign
    currency
    transactions.........    5,592,058                --
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments..........  (42,142,683)       (8,523,759)
  Net change in
    unrealized
    appreciation
    (depreciation) of
    foreign currency
    transactions.........   (1,173,018)          (58,504)
                           -----------  ----------------
Net realized and
  unrealized gains (loss)
  on investments.........  (77,118,773)       (6,052,544)
                           -----------  ----------------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........  $(15,630,927) $      5,130,617
                           ===========  ================
(2) Foreign Witholding
  tax....................  $   266,240  $             --

    The accompanying notes are an integral part of the financial statements.
36
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)

                                                                                    U.S.
                                            NEW YORK  CALIFORNIA   NATIONAL   GOVERNMENT     MORTGAGE    TOTAL
                           LATIN AMERICA   MUNICIPAL   MUNICIPAL  MUNICIPAL   SECURITIES   SECURITIES   RETURN
                             EQUITY FUND        FUND        FUND       FUND         FUND         FUND     FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............  $       3,737  $1,700,227  $ 324,153   $ 484,365  $ 1,156,020  $ 1,798,594  $ 1,663
  Dividends..............        203,718          --         --          --           --           --       --
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
    Total income (2).....        207,455   1,700,227    324,153     484,365    1,156,020    1,798,594    1,663
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
EXPENSES:
  Advisory...............        109,955     116,382     23,718      32,686       63,697       90,478      123
  Administration.........         13,744      41,565      8,471      11,674       22,749       32,314       31
  Professional...........          6,905       5,786      1,875       1,841        2,897        4,942        2
  Transfer agent and
    shareholder servicing
    fees.................          9,012       9,968      9,000       9,000        9,000        9,000      393
  Custody................         22,460       5,986      1,139       1,618        3,524        5,247        1
  Fund accounting........          7,500       7,500      7,500       7,500        7,500        7,500    1,250
  Amortization of
    organization
    expenses.............          4,486       1,662      4,332       3,331        2,126        2,126       --
  Miscellaneous..........          8,828      14,377      8,483       9,586        8,376       19,514      168
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
    Total expenses before
waivers/reimbursements...        182,890     203,226     64,518      77,236      119,869      171,121    1,968
    Less expenses
     waived/reimbursed...        (13,277)    (36,966)   (30,635)    (30,541)     (28,872)     (41,867)  (1,771)
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
    Net expenses.........        169,613     166,260     33,883      46,695       90,997      129,254      197
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
NET INVESTMENT INCOME....         37,842   1,533,967    290,270     437,670    1,065,023    1,669,340    1,466
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
REALIZED AND UNREALIZED
  GAINS (LOSS) ON
  INVESTMENTS:
  Net realized gains
    (loss) on investment
    transactions.........        350,516    (706,052)  (192,645)    (92,785)  (1,682,676)  (1,093,993)     231
  Net realized gains
    (loss) on foreign
    currency
    transactions.........        (21,032)         --         --          --           --           --       --
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments..........     (1,178,230)  1,818,354    484,694     453,162    2,093,374    1,050,145    3,514
  Net change in
    unrealized
    appreciation
    (depreciation) of
    foreign currency
    transactions.........         22,816          --         --          --           --           --       --
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
Net realized and
  unrealized gains (loss)
  on investments.........       (825,930)  1,112,302    292,049     360,377      410,698      (43,848)   3,745
                           -------------  ----------  ---------   ---------  -----------  -----------  -------
INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS........  $    (788,088) $2,646,269  $ 582,319   $ 798,047  $ 1,475,721  $ 1,625,492  $ 5,211
                           =============  ==========  =========   =========  ===========  ===========  =======
(2) Foreign Witholding
  tax....................  $      22,447  $       --  $      --   $      --  $        --  $        --  $    --

    The accompanying notes are an integral part of the financial statements.
                                                                              37
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                    HIGH YIELD FUND
                                          ------------------------------------
                                          FOR THE SIX MONTHS
                                                       ENDED      FOR THE YEAR
                                               JUNE 30, 2000             ENDED
                                                 (UNAUDITED) DECEMBER 31, 1999
 -----------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
   Net investment income.................   $  61,487,846      $ 156,123,316
   Net realized gains (loss) on
     investment and foreign currency
     transactions........................     (33,803,072)        (8,967,507)
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currency transactions.......     (43,315,701)      (129,851,643)
                                            -------------      -------------
   Net increase (decrease) in net assets
     resulting from operations...........     (15,630,927)        17,304,166
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income.................     (61,888,609)      (156,123,316)
   Excess of net investment income.......              --         (8,535,732)
                                            -------------      -------------
   Total dividends and distributions to
     shareholders........................     (61,888,609)      (164,659,048)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........     132,786,158        530,922,622
   Dividends reinvested..................      44,559,042        114,020,009
   Cost of shares redeemed...............    (312,730,829)      (767,972,952)
                                            -------------      -------------
   Net increase (decrease) in net assets
     from capital share transactions.....    (135,385,629)      (123,030,321)
                                            -------------      -------------
   Total increase (decrease) in net
     assets..............................    (212,905,165)      (270,385,203)
 NET ASSETS:
   Beginning of period...................   1,469,244,024      1,739,629,227
                                            -------------      -------------
   End of period*........................   $1,256,338,859     $1,469,244,024
                                            =============      =============
 * (Including distributions in excess of
   net investment income.)...............   $  (3,385,625)     $  (2,984,862)

                                               CALIFORNIA MUNICIPAL FUND
                                          ------------------------------------
                                          FOR THE SIX MONTHS
                                                       ENDED      FOR THE YEAR
                                               JUNE 30, 2000             ENDED
                                                 (UNAUDITED) DECEMBER 31, 1999
 -----------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
   Net investment income.................     $  290,270        $  512,346
   Net realized gains (loss) on
     investment and foreign currency
     transactions........................       (192,645)          (22,405)
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currency transactions.......        484,694          (636,696)
                                              ----------        ----------
   Net increase (decrease) in net assets
     resulting from operations...........        582,319          (146,755)
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income.................       (290,270)         (512,346)
   Excess of net investment income.......             --                --
   Net realized gains....................             --                --
                                              ----------        ----------
   Total dividends and distributions to
     shareholders........................       (290,270)         (512,346)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........      2,891,473         4,381,453
   Dividends reinvested..................        201,097           364,877
   Cost of shares redeemed...............     (2,527,104)       (1,507,814)
                                              ----------        ----------
   Net increase (decrease) in net assets
     from capital share transactions.....        565,466         3,238,516
                                              ----------        ----------
   Total increase (decrease) in net
     assets..............................        857,515         2,579,415
 NET ASSETS:
   Beginning of period...................     13,645,258        11,065,843
                                              ----------        ----------
   End of period*........................     $14,502,773       $13,645,258
                                              ==========        ==========
 * (Including undistributed net
   investment income/distributions in
   excess of net investment income.).....     $    8,345        $    8,345

    The accompanying notes are an integral part of the financial statements.
38
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                               EMERGING MARKETS BOND FUND           LATIN AMERICA EQUITY FUND
                                          ------------------------------------ ------------------------------------
                                          FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                       ENDED      FOR THE YEAR              ENDED      FOR THE YEAR
                                               JUNE 30, 2000             ENDED      JUNE 30, 2000             ENDED
                                                 (UNAUDITED) DECEMBER 31, 1999        (UNAUDITED) DECEMBER 31, 1999
 ------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
   Net investment income.................    $ 11,183,161       $ 18,328,896       $   37,842        $  247,723
   Net realized gains (loss) on
     investment and foreign currency
     transactions........................       2,529,719        (14,939,784)         329,484        (5,384,595)
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currency transactions.......      (8,582,263)        33,460,289       (1,155,414)       13,420,087
                                             ------------       ------------       ----------        ----------
   Net increase (decrease) in net assets
     resulting from operations...........       5,130,617         36,849,401         (788,088)        8,283,215
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income.................     (11,183,161)       (18,026,181)              --          (247,723)
   Excess of net investment income.......              --                 --               --           (37,119)
                                             ------------       ------------       ----------        ----------
   Total dividends and distributions to
     shareholders........................     (11,183,161)       (18,328,896)              --          (284,842)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........     102,974,134         50,168,407        1,537,533         6,590,882
   Dividends reinvested..................       7,283,042         10,379,144               --           145,620
   Cost of shares redeemed...............     (97,147,247)       (54,249,530)      (2,967,091)       (7,146,256)
                                             ------------       ------------       ----------        ----------
   Net increase (decrease) in net assets
     from capital share transactions.....      13,109,929          6,298,021       (1,429,558)         (409,754)
                                             ------------       ------------       ----------        ----------
   Total increase (decrease) in net
     assets..............................       7,057,385         24,818,526       (2,217,646)        7,588,619
 NET ASSETS:
   Beginning of period...................     173,724,038        148,905,512       23,994,751        16,356,132
                                             ------------       ------------       ----------        ----------
   End of period*........................    $180,781,423       $173,724,038       $21,727,105       $23,944,751
                                             ============       ============       ==========        ==========
 * (Including undistributed net
   investment income/distributions in
   excess of net investment income.).....    $ (1,919,817)      $ (1,919,817)              --                --

                                                 NEW YORK MUNICIPAL FUND
                                           ------------------------------------
                                           FOR THE SIX MONTHS
                                                        ENDED      FOR THE YEAR
                                                JUNE 30, 2000             ENDED
                                                  (UNAUDITED) DECEMBER 31, 1999
 ----------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
   Net investment income.................     $ 1,533,967        $ 2,933,091
   Net realized gains (loss) on
     investment and foreign currency
     transactions........................        (706,052)          (578,290)
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currency transactions.......       1,818,354         (2,913,138)
                                              -----------        -----------
   Net increase (decrease) in net assets
     resulting from operations...........       2,646,269           (558,337)
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income.................      (1,533,967)        (2,933,091)
   Excess of net investment income.......              --                 --
                                              -----------        -----------
   Total dividends and distributions to
     shareholders........................      (1,533,967)        (2,933,091)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........       8,895,584         28,065,457
   Dividends reinvested..................       1,187,914          2,449,903
   Cost of shares redeemed...............     (10,480,268)       (26,588,867)
                                              -----------        -----------
   Net increase (decrease) in net assets
     from capital share transactions.....        (396,770)         3,926,493
                                              -----------        -----------
   Total increase (decrease) in net
     assets..............................         715,532            435,065
 NET ASSETS:
   Beginning of period...................      68,228,011         67,792,946
                                              -----------        -----------
   End of period*........................     $68,943,543        $68,228,011
                                              ===========        ===========
 * (Including undistributed net
   investment income/distributions in
   excess of net investment income.).....              --                 --

                                                NATIONAL MUNICIPAL FUND          U.S. GOVERNMENT SECURITIES FUND
                                          ------------------------------------ ------------------------------------
                                          FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                       ENDED      FOR THE YEAR              ENDED      FOR THE YEAR
                                               JUNE 30, 2000             ENDED      JUNE 30, 2000             ENDED
                                                 (UNAUDITED) DECEMBER 31, 1999        (UNAUDITED) DECEMBER 31, 1999
 ------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
   Net investment income.................     $  437,670        $   880,949       $ 1,065,023        $ 1,986,275
   Net realized gains (loss) on
     investment and foreign currency
     transactions........................        (92,785)          (280,733)       (1,682,676)        (1,056,878)
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currency transactions.......        453,162           (471,504)        2,093,374         (1,681,065)
                                              ----------        -----------       -----------        -----------
   Net increase (decrease) in net assets
     resulting from operations...........        798,047            128,712         1,475,721           (751,668)
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income.................       (437,670)          (880,949)       (1,065,023)        (1,986,275)
   Excess of net investment income.......             --                 --                --             (4,923)
   Net realized gains....................             --                 --                --            (42,714)
                                              ----------        -----------       -----------        -----------
   Total dividends and distributions to
     shareholders........................       (437,670)          (880,949)       (1,065,023)        (2,033,912)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........      2,169,862          8,882,215        14,852,474         25,276,670
   Dividends reinvested..................        312,371            678,632           781,235          1,722,886
   Cost of shares redeemed...............     (3,078,242)       (19,499,510)      (15,235,212)       (21,151,397)
                                              ----------        -----------       -----------        -----------
   Net increase (decrease) in net assets
     from capital share transactions.....       (596,009)        (9,938,663)          398,497          5,848,159
                                              ----------        -----------       -----------        -----------
   Total increase (decrease) in net
     assets..............................       (235,632)       (10,690,900)          809,195          3,062,579
 NET ASSETS:
   Beginning of period...................     19,043,601         29,734,501        42,421,717         39,359,138
                                              ----------        -----------       -----------        -----------
   End of period*........................     $18,807,969       $19,043,601       $43,230,912        $42,421,717
                                              ==========        ===========       ===========        ===========
 * (Including undistributed net
   investment income/distributions in
   excess of net investment income.).....     $    5,322        $     5,322       $      (143)       $      (143)

                                                 MORTGAGE SECURITIES FUND
                                           ------------------------------------
                                           FOR THE SIX MONTHS
                                                        ENDED      FOR THE YEAR
                                                JUNE 30, 2000             ENDED
                                                  (UNAUDITED) DECEMBER 31, 1999
 ----------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
   Net investment income.................      $ 1,669,340       $3,603,851
   Net realized gains (loss) on
     investment and foreign currency
     transactions........................       (1,093,993)        (137,336)
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currency transactions.......        1,050,145       (3,193,680)
                                               -----------       ----------
   Net increase (decrease) in net assets
     resulting from operations...........        1,625,492          272,835
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income.................       (1,669,340)      (3,603,851)
   Excess of net investment income.......               --           (4,631)
   Net realized gains....................               --           (9,056)
                                               -----------       ----------
   Total dividends and distributions to
     shareholders........................       (1,669,340)      (3,617,538)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........        7,710,634       16,252,334
   Dividends reinvested..................        1,196,607        2,964,170
   Cost of shares redeemed...............      (21,421,041)      (8,024,428)
                                               -----------       ----------
   Net increase (decrease) in net assets
     from capital share transactions.....      (12,513,800)      11,192,076
                                               -----------       ----------
   Total increase (decrease) in net
     assets..............................      (12,557,648)       7,847,373
 NET ASSETS:
   Beginning of period...................       62,308,833       54,461,460
                                               -----------       ----------
   End of period*........................      $49,751,185       $62,308,833
                                               ===========       ==========
 * (Including undistributed net
   investment income/distributions in
   excess of net investment income.).....      $      (267)      $     (267)

    The accompanying notes are an integral part of the financial statements.
                                                                              39
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   TOTAL RETURN FUND
                                                                -----------------------
                                                                    FOR THE PERIOD FROM
                                                                 JUNE 22, 2000* THROUGH
                                                                          JUNE 30, 2000
                                                                            (UNAUDITED)
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................     $               1,466
  Net realized gains on investment and foreign currency
    transactions............................................                       231
  Net change in unrealized appreciation of investments and
    foreign currency
    transactions............................................                     3,514
                                                                 ---------------------
  Net increase in net assets resulting from operations......                     5,211
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................                    (1,466)
                                                                 ---------------------
  Total dividends and distributions to shareholders.........                    (1,466)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................                 1,000,000
                                                                 ---------------------
  Net increase in net assets from capital share
    transactions............................................                 1,000,000
                                                                 ---------------------
  Total increase in net assets..............................                 1,003,745
NET ASSETS:
  Beginning of period.......................................                        --
                                                                 ---------------------
  End of period.............................................     $           1,003,745
                                                                 =====================

---------------

                    *   Commencement of operations.

    The accompanying notes are an integral part of the financial statements.
40
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                         SELECT SHARES
                              ---------------------------------------------------------------------------------------------------
                                     FOR THE
                                  SIX MONTHS          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                       ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                 (UNAUDITED)             1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD...............      $     9.11       $     9.91       $    10.34       $    10.15        $   9.92         $   9.25
                                ----------       ----------       ----------       ----------        --------         --------
  Net investment income...            0.40             0.90             0.88             0.87            0.89             0.90
  Net realized and
    unrealized gain
    (loss)................           (0.49)           (0.79)           (0.43)            0.31            0.29             0.67
                                ----------       ----------       ----------       ----------        --------         --------
  Total income (loss) from
    investment
    operations............           (0.09)            0.11             0.45             1.18            1.18             1.57
                                ----------       ----------       ----------       ----------        --------         --------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment income...           (0.41)           (0.90)           (0.88)           (0.87)          (0.89)           (0.89)
  Excess of net investment
    income................              --            (0.01)              --               --              --               --
  Net realized gains......              --               --               --            (0.12)          (0.06)           (0.01)
                                ----------       ----------       ----------       ----------        --------         --------
Total dividends and
  distributions...........           (0.41)           (0.91)           (0.88)           (0.99)          (0.95)           (0.90)
                                ----------       ----------       ----------       ----------        --------         --------
  Net change in net asset
    value per share.......           (0.50)           (0.80)           (0.43)            0.19            0.23             0.67
                                ----------       ----------       ----------       ----------        --------         --------
NET ASSET VALUE, END OF
  PERIOD..................      $     8.61       $     9.11       $     9.91       $    10.34        $  10.15         $   9.92
                                ==========       ==========       ==========       ==========        ========         ========
TOTAL RETURN(A)...........          (1.00%)(b)        1.10%            4.49%           12.09%          12.46%           17.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (in
    thousands)............       1,237,844       $1,454,507       $1,739,622       $1,346,553        $851,720         $479,090
Ratios to average net
  assets:
  Expenses................           0.86%(c)***       0.82%           0.84%***         0.87%***        0.98%***         1.05%***
  Net investment income...           9.22%(c)         8.91%            8.67%            8.46%           8.86%            9.38%
PORTFOLIO TURNOVER RATE...             10%              42%              36%              47%             41%              34%

                          HIGH YIELD FUND (CONTINUED)

                                                      ADVISOR SHARES (D)                              MSD&T SHARES
                                           ----------------------------------------    ------------------------------------------
                                                      FOR THE               FOR THE      FOR THE SIX MONTHS               FOR THE
                                                 PERIOD ENDED         PERIOD* ENDED     ENDED JUNE 30, 2000        PERIOD** ENDED
                                            DECEMBER 31, 1998     DECEMBER 31, 1997             (UNAUDITED)     DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD...          $10.34                $10.37(e)              $ 10.03               $ 10.00(e)
                                                 ------                ------                 -------               -------
  Net investment income................            0.60                  0.32                    0.41                  0.19
  Net realized and unrealized gain
    (loss).............................           (0.43)                 0.09                   (0.53)                 0.05
                                                 ------                ------                 -------               -------
  Total income (loss) from investment
    operations.........................            0.17                  0.41                   (0.12)                 0.24
                                                 ------                ------                 -------               -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income................           (0.60)                (0.32)                  (0.44)                (0.21)
  Net realized gains...................              --                 (0.12)                     --                    --
                                                 ------                ------                 -------               -------
Total dividends and distributions......           (0.60)                (0.44)                  (0.44)                (0.21)
                                                 ------                ------                 -------               -------
Net change in net asset value per
  share................................           (0.43)                (0.03)                  (0.56)                 0.03
                                                 ------                ------                 -------               -------
NET ASSET VALUE, END OF PERIOD.........          $ 9.91                $10.34                 $  9.47               $ 10.03
                                                 ======                ======                 =======               =======
TOTAL RETURN(A)........................           0.67%(b)              3.93%(b)               (1.22%)(b)             2.38%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands).........................          $    7                $   15                 $18,495               $14,737
Ratios to average net assets:
  Expenses.............................           0.93%(c)***           1.03%(c)***             1.11%(c)***           1.07%(c)
  Net investment income................           9.54%(c)              7.87%(c)                9.02%(c)              9.01%(c)
PORTFOLIO TURNOVER RATE................             36%                   47%                     10%                   42%

---------------

                    *   Sales of Advisor Shares began on August 14, 1997.
                   **   Sales of MSD&T Shares began on November 1, 1999.
                  ***   During the period, certain fees were voluntarily reduced
                        and/or reimbursed. If such fee reductions and/or
                        reimbursements
                        had not occurred, the ratios would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of June 30, 2000 there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              41
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           EMERGING MARKETS BOND FUND

                                                                  SELECT SHARES
                                          --------------------------------------------------------------
                                                 FOR THE
                                              SIX MONTHS         FOR THE         FOR THE         FOR THE
                                                   ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                           JUNE 31, 2000    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                             (UNAUDITED)            1999            1998            1997
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....     $   9.31        $   8.20        $  10.46        $  11.03
                                             --------        --------        --------        --------
  Net investment income.................         0.52            1.06            0.99            1.15
  Net realized and unrealized gain
    (loss)..............................        (0.20)           1.09           (2.23)             --
                                             --------        --------        --------        --------
  Total income (loss) from investment
    operations..........................         0.32            2.15           (1.24)           1.15
                                             --------        --------        --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................        (0.52)          (1.02)          (0.97)          (1.15)
  Excess of net investment income.......           --              --              --           (0.04)
  Net realized gains....................           --              --              --           (0.53)
  Excess of realized gains..............           --              --           (0.03)             --
  Return of capital.....................           --           (0.02)          (0.02)             --
                                             --------        --------        --------        --------
Total dividends and distributions.......        (0.52)          (1.04)          (1.02)          (1.72)
                                             --------        --------        --------        --------
  Net change in net asset value per
    share...............................        (0.20)           1.11           (2.26)          (0.57)
                                             --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD..........     $   9.11        $   9.31        $   8.20        $  10.46
                                             ========        ========        ========        ========
TOTAL RETURN(A).........................        3.46%(b)       27.81%         (11.92%)         10.67%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................     $180,094        $173,724        $148,908        $210,777
Ratios to average net assets:
  Expenses**............................        1.09%(c)        1.08%           1.10%           1.29%
  Net investment income.................       11.44%(c)       12.27%          10.53%           9.49%
PORTFOLIO TURNOVER RATE.................          61%             74%             77%            179%

                                                  SELECT SHARES             ADVISOR SHARES
                                          -----------------------------   -------------------
                                                                          FOR THE PERIOD FROM
                                                FOR THE         FOR THE         JUNE 7, 2000*
                                             YEAR ENDED      YEAR ENDED               THROUGH
                                           DECEMBER 31,    DECEMBER 31,         JUNE 30, 2000
                                                   1996            1995           (UNAUDITED)
----------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....    $   9.91        $   8.84           $   8.92(e)
                                            --------        --------           --------
  Net investment income.................        1.00            0.90               0.07
  Net realized and unrealized gain
    (loss)..............................        1.55            1.07               0.19
                                            --------        --------           --------
  Total income (loss) from investment
    operations..........................        2.55            1.97               0.26
                                            --------        --------           --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................       (1.00)          (0.60)             (0.07)
  Excess of net investment income.......          --              --                 --
  Net realized gains....................       (0.43)             --                 --
  Excess of realized gains..............          --              --
  Return of capital.....................          --           (0.30)                --
                                            --------        --------           --------
Total dividends and distributions.......       (1.43)          (0.90)             (0.07)
                                            --------        --------           --------
  Net change in net asset value per
    share...............................        1.12            1.07               0.19
                                            --------        --------           --------
NET ASSET VALUE, END OF PERIOD..........    $  11.03        $   9.91           $   9.11
                                            ========        ========           ========
TOTAL RETURN(A).........................      26.56%          23.38%              3.03%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................    $116,144        $ 49,250           $    695
Ratios to average net assets:
  Expenses**............................       1.16%           1.50%              1.34%(c)
  Net investment income.................       9.62%           9.97%             11.81%(c)
PORTFOLIO TURNOVER RATE.................        136%             60%                61%

                           LATIN AMERICA EQUITY FUND

                                                                           SELECT SHARES
                                                   --------------------------------------------------------------
                                                          FOR THE
                                                       SIX MONTHS         FOR THE         FOR THE         FOR THE
                                                            ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    JUNE 30, 2000    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                      (UNAUDITED)            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.............     $ 11.08          $  7.34         $ 14.13         $ 11.66
                                                      -------          -------         -------         -------
  Net investment income (loss)...................        0.02             0.09            0.27            0.09
  Net realized and unrealized gain (loss)........       (0.37)            3.78           (6.82)           2.74
                                                      -------          -------         -------         -------
  Total income (loss) from investment
    operations...................................       (0.35)            3.87           (6.55)           2.83
                                                      -------          -------         -------         -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income (loss)...................          --            (0.09)          (0.23)          (0.09)
  Excess of net investment income................          --            (0.04)             --           (0.02)
  Net realized gains.............................          --               --           (0.01)          (0.25)
                                                      -------          -------         -------         -------
Total dividends and distributions................          --            (0.13)          (0.24)          (0.36)
                                                      -------          -------         -------         -------
  Net change in net asset value per share........       (0.35)            3.74           (6.79)           2.47
                                                      -------          -------         -------         -------
NET ASSET VALUE, END OF PERIOD...................     $ 10.73          $ 11.08         $  7.34         $ 14.13
                                                      =======          =======         =======         =======
TOTAL RETURN(A)..................................      (3.16%)(b)       52.76%         (46.96%)         24.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands).....     $21,727          $23,945         $16,356         $55,034
Ratios to average net assets
  Expenses**.....................................       1.54%(c)         1.28%           1.97%           1.60%
  Net Investment Income (loss)...................       0.34%(c)         1.42%           2.53%           0.26%
PORTFOLIO TURNOVER RATE..........................         21%              63%             53%             98%

                                                     SELECT SHARES
                                                   -----------------   ADVISOR SHARES (D)
                                                      FOR THE PERIOD   ------------------
                                                   FROM FEBRUARY 13,       FOR THE PERIOD
                                                     1996*** THROUGH                ENDED
                                                        DECEMBER 31,         DECEMBER 31,
                                                                1996             1997****
-------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.............       $ 10.00(e)          $ 15.11
                                                        -------             -------
  Net investment income (loss)...................          0.20               (0.21)
  Net realized and unrealized gain (loss)........          2.11               (0.50)
                                                        -------             -------
  Total income (loss) from investment
    operations...................................          2.31               (0.71)
                                                        -------             -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income (loss)...................         (0.20)              (0.01)
  Excess of net investment income................            --                  --
  Net realized gains.............................         (0.45)              (0.25)
                                                        -------             -------
Total dividends and distributions................         (0.65)              (0.26)
                                                        -------             -------
  Net change in net asset value per share........          1.66               (0.97)
                                                        -------             -------
NET ASSET VALUE, END OF PERIOD...................       $ 11.66             $ 14.14
                                                        =======             =======
TOTAL RETURN(A)..................................        23.36%(b)           (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands).....       $13,308             $    18
Ratios to average net assets
  Expenses**.....................................         2.00%(c)            1.73%(c)
  Net Investment Income (loss)...................         1.97%(c)           (0.73%)(c)
PORTFOLIO TURNOVER RATE..........................          133%                 98%

---------------

                    *   Sales of Advisor Shares began on June 6, 2000.
                   **   During the period, certain fees were voluntarily reduced
                        and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
                  ***   Commencement of operations.
                 ****   Sale of Advisor Shares began on June 23, 1997.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of June 30, 2000 there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
42
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                        SELECT SHARES (D)
                                 ------------------------------------------------------------------------------------------------
                                                                                                                          FOR THE
                                        FOR THE                                                                       PERIOD FROM
                                     SIX MONTHS         FOR THE         FOR THE         FOR THE         FOR THE    APRIL 3, 1995*
                                          ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           THROUGH
                                  JUNE 30, 2000    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                    (UNAUDITED)            1999            1998            1997            1996              1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................     $ 10.32          $ 10.82         $ 10.69         $ 10.40         $ 10.47          $ 10.00(e)
                                    -------          -------         -------         -------         -------          -------
  Net investment income........        0.24             0.43            0.44            0.46            0.44             0.33
  Net realized and unrealized
    gain (loss)................        0.17            (0.50)           0.19            0.34           (0.06)            0.47
                                    -------          -------         -------         -------         -------          -------
  Total income (loss) from
    investment operations......        0.41            (0.07)           0.63            0.80            0.38             0.80
                                    -------          -------         -------         -------         -------          -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment income........       (0.24)           (0.43)          (0.44)          (0.46)          (0.44)           (0.32)
  Net realized gains...........          --               --           (0.06)          (0.05)          (0.01)           (0.01)
                                    -------          -------         -------         -------         -------          -------
Total dividends and
  distributions................       (0.24)           (0.43)          (0.50)          (0.51)          (0.45)           (0.33)
                                    -------          -------         -------         -------         -------          -------
  Net change in net asset value
    per share..................        0.17            (0.50)           0.13            0.29           (0.07)            0.47
                                    -------          -------         -------         -------         -------          -------
NET ASSET VALUE, END OF
  PERIOD.......................     $ 10.49          $ 10.32         $ 10.82         $ 10.69         $ 10.40          $ 10.47
                                    =======          =======         =======         =======         =======          =======
TOTAL RETURN(A)................       4.00%(b)        (0.65%)          6.03%           7.84%           3.72%            8.13%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (in thousands).............     $68,944          $68,228         $67,793         $42,046         $20,158          $12,516
Ratios to average net assets:
  Expenses**...................       0.50%(c)         0.50%           0.50%           0.50%           0.55%            0.54%(c)
  Net investment income........       4.61%(c)         4.09%           4.08%           4.22%           4.28%            4.20%(c)
PORTFOLIO TURNOVER RATE........        117%              93%            132%            144%             33%              35%

                           CALIFORNIA MUNICIPAL FUND

                                                                                   SELECT SHARES(d)
                                                      ---------------------------------------------------------------------------
                                                             FOR THE
                                                          SIX MONTHS          FOR THE          FOR THE        FOR THE PERIOD FROM
                                                               ENDED       YEAR ENDED       YEAR ENDED     APRIL 2, 1997* THROUGH
                                                       JUNE 30, 2000     DECEMBER 31,     DECEMBER 31,               DECEMBER 31,
                                                         (UNAUDITED)             1999             1998                       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..............       $ 10.06           $ 10.54          $ 10.37               $ 10.00(e)
                                                         -------           -------          -------               -------
  Net investment income...........................          0.22              0.40             0.40                  0.33
  Net realized and unrealized gain (loss).........          0.20             (0.48)            0.22                  0.38
                                                         -------           -------          -------               -------
  Total income (loss) from investment
    operations....................................          0.42             (0.08)            0.62                  0.71
                                                         -------           -------          -------               -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income...........................         (0.22)            (0.40)           (0.40)                (0.33)
  Excess of net investment income.................            --                --            (0.01)                   --
  Net realized gains..............................            --                --            (0.04)                (0.01)
                                                         -------           -------          -------               -------
Total dividends and distributions.................         (0.22)            (0.40)           (0.45)                (0.34)
                                                         -------           -------          -------               -------
  Net change in net asset value per share.........          0.20             (0.48)            0.17                  0.37
                                                         -------           -------          -------               -------
NET ASSET VALUE, END OF PERIOD....................       $ 10.26           $ 10.06          $ 10.54               $ 10.37
                                                         =======           =======          =======               =======
TOTAL RETURN(A)...................................         4.17%(b)         (0.77%)           6.14%                 7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)......       $14,503           $13,645          $11,066               $ 4,792
Ratios to average net assets:
  Expenses**......................................         0.50%(c)          0.50%            0.50%                 0.50%(c)
  Net investment income...........................         4.28%(c)          3.91%            3.87%                 4.15%(c)
PORTFOLIO TURNOVER RATE...........................           59%               20%              51%                   41%

---------------

                    *   Commencement of operations.
                   **   During the period certain fees were voluntarily reduced
                        and/or reimbursed. If such fee reductions and/or
                        reimbursements had not occurred, the ratios would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends.
                  (b)   Not annalized.
                  (c)   Annualized.
                  (d)   As of June 30, 2000 there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              43
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            NATIONAL MUNICIPAL FUND

                                                                                       SELECT SHARES(d)
                                                             --------------------------------------------------------------------
                                                                    FOR THE
                                                                 SIX MONTHS         FOR THE         FOR THE   FOR THE PERIOD FROM
                                                                      ENDED      YEAR ENDED      YEAR ENDED     OCTOBER 20, 1997*
                                                              JUNE 30, 2000    DECEMBER 31,    DECEMBER 31,               THROUGH
                                                                (UNAUDITED)            1999            1998     DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................     $ 10.04          $ 10.43         $ 10.19            $10.00(e)
                                                                -------          -------         -------            ------
  NET INVESTMENT INCOME....................................        0.23             0.41            0.40              0.08
  Net realized and unrealized gain (loss)..................        0.18            (0.39)           0.29              0.19
                                                                -------          -------         -------            ------
  Total income from investment operations..................        0.41             0.02            0.69              0.27
                                                                -------          -------         -------            ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income....................................       (0.23)           (0.41)          (0.40)            (0.08)
  Net realized gains.......................................          --               --           (0.05)               --
                                                                -------          -------         -------            ------
Total Dividends and Distributions:.........................       (0.23)           (0.41)          (0.45)            (0.08)
                                                                -------          -------         -------            ------
  Net change in net asset value per share..................        0.18            (0.39)           0.24              0.19
                                                                -------          -------         -------            ------
NET ASSET VALUE, END OF PERIOD.............................     $ 10.22          $ 10.04         $ 10.43            $10.19
                                                                =======          =======         =======            ======
TOTAL RETURN(A)............................................       4.17%(b)         0.14%           6.91%             2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)...............     $18,808          $19,044         $29,735            $2,805
Ratios to average net assets:
  Expenses**...............................................       0.50%(c)         0.50%           0.50%             0.50%(c)
  Net Investment Income....................................       4.69%(c)         3.96%           3.90%             3.95%(c)
PORTFOLIO TURNOVER RATE....................................        170%             299%            226%               46%

                        U.S. GOVERNMENT SECURITIES FUND

                                                                                     SELECT SHARES(d)
                                                          -----------------------------------------------------------------------
                                                                 FOR THE
                                                              SIX MONTHS          FOR THE          FOR THE    FOR THE PERIOD FROM
                                                                   ENDED       YEAR ENDED       YEAR ENDED          JULY 1, 1997*
                                                           JUNE 30, 2000     DECEMBER 31,     DECEMBER 31,                THROUGH
                                                             (UNAUDITED)             1999             1998      DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..................       $  9.76           $ 10.46          $ 10.17             $ 10.00(e)
                                                             -------           -------          -------             -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................          0.28              0.49             0.50                0.27
  Net realized and unrealized gain (loss).............          0.09             (0.69)            0.48                0.19
                                                             -------           -------          -------             -------
  Total income (loss) from investment operations......          0.37             (0.20)            0.98                0.46
                                                             -------           -------          -------             -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income...............................         (0.28)            (0.49)           (0.50)              (0.27)
  Excess of net investment income.....................            --                --               --               (0.01)
  Net realized gains..................................            --             (0.01)           (0.19)              (0.01)
                                                             -------           -------          -------             -------
Total dividends and distributions.....................         (0.28)            (0.50)           (0.69)              (0.29)
                                                             -------           -------          -------             -------
  Net change in net asset value per share.............          0.09             (0.70)            0.29                0.17
                                                             -------           -------          -------             -------
NET ASSET VALUE, END OF PERIOD........................       $  9.85           $  9.76          $ 10.46             $ 10.17
                                                             =======           =======          =======             =======
TOTAL RETURN(A).......................................         3.90%(b)         (1.95%)           9.82%               4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)..........       $43,231           $42,422          $39,359             $ 3,955
Ratios to average net assets:
  Expenses**..........................................         0.50%(c)          0.50%            0.50%               0.50%(c)
  Net investment income...............................         5.85%(c)          4.85%            4.59%               5.32%(c)
PORTFOLIO TURNOVER RATE...............................          201%              225%             423%                153%

---------------

                    *   Commencement of operations.
                   **   During the period, certain fees were voluntarily reduced
                        and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of June 30, 2000 there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
44
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            MORTGAGE SECURITIES FUND

                                                                                      SELECT SHARES(d)
                                                           ----------------------------------------------------------------------
                                                                    FOR THE         FOR THE         FOR THE   FOR THE PERIOD FROM
                                                           SIX MONTHS ENDED      YEAR ENDED      YEAR ENDED         JULY 1, 1997*
                                                              JUNE 30, 2000    DECEMBER 31,    DECEMBER 31,               THROUGH
                                                                (UNAUDITED)            1999            1998     DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $  9.71           $ 10.28         $ 10.17            $ 10.00(e)
                                                               -------           -------         -------            -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................................         0.31              0.59            0.58               0.29
  Net realized and unrealized gain (loss)................         0.01             (0.57)           0.14               0.22
                                                               -------           -------         -------            -------
  Total income from investment operations................         0.32              0.02            0.72               0.51
                                                               -------           -------         -------            -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income..................................        (0.31)            (0.59)          (0.58)             (0.29)
  Excess of net investment income........................           --                --           (0.01)             (0.01)
  Net realized gains.....................................           --                --           (0.02)             (0.04)
                                                               -------           -------         -------            -------
Total dividends and distributions........................        (0.31)            (0.59)          (0.61)             (0.34)
                                                               -------           -------         -------            -------
  Net change in net asset value per share................         0.01             (0.57)           0.11               0.17
                                                               -------           -------         -------            -------
NET ASSET VALUE, END OF PERIOD...........................      $  9.72           $  9.71         $ 10.28            $ 10.17
                                                               =======           =======         =======            =======
TOTAL RETURN(A)..........................................        3.37%(b)          0.23%           7.26%              5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands).............      $49,751           $62,309         $54,461            $17,037
Ratios to average net assets:
  Expenses**.............................................        0.50%(c)          0.50%           0.50%              0.50%(c)
  Net investment income..................................        6.46%(c)          5.92%           5.72%              5.77%(c)
PORTFOLIO TURNOVER RATE..................................          26%               29%             78%                81%

                               TOTAL RETURN FUND

                                                                   SELECT SHARES(d)
                                                                -----------------------
                                                                    FOR THE PERIOD FROM
                                                                 JUNE 22, 2000* THROUGH
                                                                          JUNE 30, 2000
                                                                            (UNAUDITED)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................            $ 10.00(e)
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................               0.01
  Net realized and unrealized gain..........................               0.04
                                                                        -------
  Total income from investment operations...................               0.05
                                                                        -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................................              (0.01)
                                                                        -------
Total dividends and distributions...........................              (0.01)
                                                                        -------
  Net change in net asset value per share...................               0.04
                                                                        -------
NET ASSET VALUE, END OF PERIOD..............................            $ 10.04
                                                                        =======
TOTAL RETURN(A).............................................              0.55%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)................            $ 1,004
Ratios to average net assets:
  Expenses**................................................              0.80%(c)
  Net investment income.....................................              5.96%(c)
PORTFOLIO TURNOVER RATE.....................................                 3%

---------------

                    *   Commencement of operations.
                   **   During the period, certain fees were voluntarily reduced
                        and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been higher.
                  (a)   Total return is based on the change in net asset value
                        during the period and assumes reinvestment of all dividends and distributions.
                  (b)   Not annualized.
                  (c)   Annualized.
                  (d)   As of June 30, 2000, there were no Advisor Shares
                        outstanding.
                  (e)   Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              45
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. The OFFIT Investment Fund, Inc. (the "Company", formerly OFFITBANK) was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940" Act) and operates as a non-diversified, no-load, open-end management investment company. The Company consists of eleven separately managed funds, of which nine, OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund................  March 2, 1994
Emerging Markets Bond Fund.....  March 8, 1994
Latin America Equity Fund......  February 13, 1996
New York Municipal Fund........  April 3, 1995
California Municipal Fund......  April 2, 1997
National Municipal Fund........  October 20, 1997
U.S. Government Securities
  Fund.........................  July 1, 1997
Mortgage Securities Fund.......  July 1, 1997
Total Return Fund..............  June 22, 2000

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Effective November 1, 1999, the High Yield Fund offered a new class of shares, designated as "MSD&T Shares". Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor and MSD&T shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Bond Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation. The Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor") serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

46
-------------

                        THE OFFIT INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

ORGANIZATIONAL COSTS:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities, Mortgage Securities and Total Return Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid yearly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.
The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1999, capital and currency losses incurred within the Funds' fiscal year but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                 CAPITAL LOSS   CURRENCY LOSS
                                   DEFERRED       DEFERRED
                                 ------------   -------------
Latin American Equity..........    $     --         $368
New York Municipal Fund........     107,325           --
California Municipal Fund......      19,810           --
National Municipal Fund........       3,981           --
U.S. Government Securities
 Fund..........................      21,725           --
Mortgage Securities Fund.......      13,413           --

For federal income tax purposes, the following Funds have capital loss carry-forwards:

                                       EMERGING
                        HIGH YIELD      MARKETS     LATIN AMERICA      NEW YORK
DATE OF EXPIRATION:        FUND        BOND FUND     EQUITY FUND    MUNICIPAL FUND
-------------------     -----------   -----------   -------------   --------------
2006..................  $    62,898   $23,411,476    $11,489,603       $     --
2007..................   15,953,813    19,398,264      8,434,856        460,241
                        -----------   -----------    -----------       --------
Total.................  $16,016,711   $42,809,740    $19,924,459       $460,241
                        ===========   ===========    ===========       ========

                         CALIFORNIA        NATIONAL      U.S. GOVERNMENT      MORTGAGE
DATE OF EXPIRATION:    MUNICIPAL FUND   MUNICIPAL FUND   SECURITIES FUND   SECURITIES FUND
-------------------    --------------   --------------   ---------------   ---------------
2006.................      $   --          $     --          $     --         $     --
2007.................       2,595           276,752           967,380          118,083
                           ------          --------          --------         --------
Total................      $2,595          $276,752          $967,380         $118,083
                           ======          ========          ========         ========

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed

                                                                              47
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------
upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

Each Fund (other than the Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and
(b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index, which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2000 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.
The table below indicates the High Yield Fund's outstanding forward currency contract positions at June 30, 2000:

                                              VALUE ON       VALUE AT       UNREALIZED
                   CONTRACT      MATURITY   ORIGINATION      JUNE 30,      APPRECIATION
      CURRENCY      AMOUNTS        DATE         DATE           2000       (DEPRECIATION)
      --------   -------------   --------   ------------   ------------   --------------
Sell    EUR      $  (8,227,000)  07/11/00   $ (7,913,551)  $(7,891,834)     $   21,717
Sell    EUR         (5,602,000)  09/27/00     (5,294,068)   (5,399,310)       (105,242)
Sell    FRF       (313,491,000)  07/11/00    (46,136,899)  (45,844,819)        292,080
Sell    GBP        (22,861,000)  07/11/00    (36,179,133)  (34,616,812)      1,562,321
                                                                            ----------
Net unrealized appreciation on forward positions.......................     $1,770,876
                                                                            ==========

The table below indicates the Emerging Markets Bond Fund's outstanding forward currency contract position at June 30, 2000:

                                           VALUE ON       VALUE AT
                  CONTRACT     MATURITY   ORIGINATION     JUNE 30,      UNREALIZED
      CURRENCY     AMOUNTS       DATE        DATE           2000       DEPRECIATION
      --------   -----------   --------   -----------   ------------   -------------
Sell    EUR      $(4,308,000)  11/08/00   $(4,104,188)  $(4,162,962)     $(58,774)

Currency Abbreviations:

EUR  --         Euro
FRF  --         French Franc
GBP  --         British Pound

Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200,000,000 of assets, 0.75% for the next $400,000,000, and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Bond Fund; 1.00% for the Latin America Equity Fund; 0.50% in the case of the Total Return Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Government Securities Fund and the Mortgage Securities Fund.

__________________________________ADVISORY FEE__________________________________

                                                EMERGING
                                              MARKETS BOND    LATIN AMERICA
                           HIGH YIELD FUND        FUND         EQUITY FUND
                           ---------------   --------------   --------------
Gross Fee................    $4,732,875         $874,732         $109,955
Waiver...................       (61,795)               0                0
                             ----------         --------         --------
Net Fee..................    $4,671,080         $874,732         $109,955
                             ==========         ========         ========

                              NEW YORK         CALIFORNIA        NATIONAL
                           MUNICIPAL FUND    MUNICIPAL FUND   MUNICIPAL FUND
                           ---------------   --------------   --------------
Gross Fee................     $116,382          $ 23,718         $32,686
Waiver...................      (26,990)          (12,195)         (9,011)
                              --------          --------         -------
Net Fee..................     $ 89,392          $ 11,523         $23,675
                              ========          ========         =======

                              U.S. GOVERNMENT      MORTGAGE       TOTAL RETURN
                              SECURITIES FUND   SECURITIES FUND       FUND
                              ---------------   ---------------   ------------
Gross Fee...................     $ 63,697          $ 90,478          $ 123
Waiver......................      (22,477)          (33,696)          (123)
                                 --------          --------          -----
Net Fee.....................     $ 41,220          $ 56,782          $   0
                                 ========          ========          =====

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Portfolio's first $300 million in average daily net

48
-------------

                        THE OFFIT INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------
assets; 0.11% of each Portfolio's next $300 million in average daily net assets; 0.08% of each Portfolio's next $300 million in average daily net assets; 0.05% of each Portfolio's next $300 million in average daily net assets; and 0.0275% of each Portfolio's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive all or a portion of its fees.

                               ADMINISTRATION FEE

                                               EMERGING
                             HIGH YIELD      MARKETS BOND    LATIN AMERICA
                                FUND             FUND         EQUITY FUND
                           --------------   --------------   --------------
Gross Fee................     $563,816         $122,212         $ 13,744
Wavier...................            0          (29,331)          (5,231)
                              --------         --------         --------
Net Fee..................     $563,816         $ 92,881         $  8,513
                              ========         ========         ========

                              NEW YORK        CALIFORNIA        NATIONAL
                           MUNICIPAL FUND   MUNICIPAL FUND   MUNICIPAL FUND
                           --------------   --------------   --------------
Gross Fee................     $ 41,565         $  8,471         $ 11,674
Waiver...................       (9,976)          (8,471)         (11,570)
                              --------         --------         --------
Net Fee..................     $ 31,589         $      0         $    104
                              ========         ========         ========

                           U.S. GOVERNMENT      MORTGAGE        TOTAL RETURN
                           SECURITIES FUND   SECURITIES FUND        FUND
                           ---------------   ---------------   --------------
Gross Fee................     $ 22,749          $ 32,314          $     31
Waiver...................       (5,460)           (7,755)              (31)
                              --------          --------          --------
Net Fee..................     $ 17,289          $ 24,559          $      0
                              ========          ========          ========

PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fees.

                              FUND ACCOUNTING FEE

                                                EMERGING
                                              MARKETS BOND    LATIN AMERICA
                           HIGH YIELD FUND        FUND         EQUITY FUND
                           ---------------   --------------   --------------
Gross Fee................      $7,500            $7,500          $ 7,500
Waiver...................           0                 0           (7,500)
                               ------            ------          -------
Net Fee..................      $7,500            $7,500          $     0
                               ======            ======          =======

                              NEW YORK         CALIFORNIA        NATIONAL
                           MUNICIPAL FUND    MUNICIPAL FUND   MUNICIPAL FUND
                           ---------------   --------------   --------------
Gross Fee................      $7,500            $7,500          $ 7,500
Fee Waiver...............           0            (7,500)          (7,500)
                               ------            ------          -------
Net Fee..................      $7,500            $    0          $     0
                               ======            ======          =======

                           U.S. GOVERNMENT      MORTGAGE        TOTAL RETURN
                           SECURITIES FUND   SECURITIES FUND        FUND
                           ---------------   ---------------   --------------
Gross Fee................      $7,500            $7,500           $ 1,250
Waiver...................           0                 0            (1,250)
                               ------            ------           -------
Net Fee..................      $7,500            $7,500           $     0
                               ======            ======           =======

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive a portion or all of its fees.

                               TRANSFER AGENT FEE

                                                EMERGING
                                              MARKETS BOND    LATIN AMERICA
                           HIGH YIELD FUND        FUND         EQUITY FUND
                           ---------------   --------------   --------------
Gross Fee................      $73,549          $21,143          $ 9,000
Waiver...................            0                0             (546)
                               -------          -------          -------
Net Fee..................      $73,549          $21,143          $ 8,454
                               =======          =======          =======

                              NEW YORK         CALIFORNIA        NATIONAL
                           MUNICIPAL FUND    MUNICIPAL FUND   MUNICIPAL FUND
                           ---------------   --------------   --------------
Gross Fee................      $9,968            $9,000          $ 9,000
Waiver...................           0            (2,469)          (2,460)
                               ------            ------          -------
Net Fee..................      $9,968            $6,531          $ 6,540
                               ======            ======          =======

                           U.S. GOVERNMENT      MORTGAGE        TOTAL RETURN
                           SECURITIES FUND   SECURITIES FUND        FUND
                           ---------------   ---------------   --------------
Gross Fee................      $9,000            $9,000           $   393
Waiver...................        (935)             (416)             (337)
                               ------            ------           -------
Net Fee..................      $8,065            $8,584           $    56
                               ======            ======           =======

Shares in each Fund are sold on a continuous basis by the Distributor. Solely, for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, the Advisor class of each Fund is authorized to spend up to 0.25% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the period ended June 30, 2000, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor or MSD&T Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor or MSD&T Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor or MSD&T Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor or MSD&T Shares. For the six months ended June 30, 2000, there were $21,546 shareholder servicing fees incurred in the MSD&T Share Class of the High Yield Fund. For the period ended June 30, 2000 there were $29, $112 and $12 shareholder servicing fees incurred in the Advisor Share Class of the High Yield, Emerging Markets Bond & Latin American Equity Funds, respectively.

                                                                              49
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

OFFITBANK has contractually agreed to limit the expense ratios for the California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds at 0.50% and the Total Return Fund at 0.80%. In order to maintain these ratios, the Adviser has waived some or all of its advisory fee and has also agreed to reimburse the Total Return Fund for expenses in the amount of $30.

NOTE 4 -- SECURITIES TRANSACTIONS. For the period ended June 30, 2000, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                            COMMON STOCKS AND             U.S. GOVERNMENT
                             CORPORATE BONDS                OBLIGATIONS
                       ---------------------------   -------------------------
                        PURCHASES        SALES        PURCHASES       SALES
                       ------------   ------------   -----------   -----------
High Yield Fund......  $122,522,444   $319,229,522   $        --   $        --
Emerging Markets Bond
 Fund................   126,832,460    112,830,036            --            --
Latin America Equity
 Fund................     4,492,618      5,756,158            --            --
New York Municipal
 Fund................    72,924,122     73,956,949            --            --
California Municipal
 Fund................     8,249,260      7,327,352            --            --
National Municipal
 Fund................    30,529,052     30,042,464            --            --
U.S. Government
 Securities Fund.....            --             --    72,085,104    72,590,971
Mortgage Securities
 Fund................            --             --    13,139,529    22,291,478
Total Return Fund....       250,000             --       658,469        24,859

NOTE 5 -- CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the period ended June 30, 2000 and December 31, 1999, respectively, were as follows:

                                      HIGH YIELD FUND SELECT SHARES
                       -----------------------------------------------------------
                                    SIX MONTHS ENDED           YEAR ENDED
                                      JUNE 30, 2000        DECEMBER 31, 1999
                       -------------------------------------------
                                                      ----------------------------
                          SHARES         AMOUNT          SHARES         AMOUNT
                       ------------   -------------   ------------   -------------
Shares issued........    14,244,326   $ 125,781,800     53,165,517   $ 516,203,976
Shares reinvested....     5,075,252      44,559,042     11,975,142     114,020,009
Shares redeemed......   (35,084,709)   (310,480,367)   (81,064,498)   (767,965,843)
                       ------------   -------------   ------------   -------------
Net decrease.........   (15,765,131)  $(140,139,525)   (15,923,839)  $(137,741,858)
                       ============   =============   ============   =============

                                        HIGH YIELD FUND ADVISOR SHARES
                                  -------------------------------------------
                                      PERIOD ENDED           PERIOD ENDED
                                     JUNE 30, 2000        DECEMBER 31, 1999
                                  --------------------   --------------------
                                   SHARES     AMOUNT      SHARES     AMOUNT
                                  --------   ---------   --------   ---------
Shares issued...................   54,216    $ 470,051         --   $      --
Shares redeemed.................  (54,216)    (463,902)      (715)     (7,109)
                                  -------    ---------   --------   ---------
Net increase (decrease).........        0    $   6,149       (715)  $  (7,109)
                                  =======    =========   ========   =========

                                     HIGH YIELD FUND MSD&T SHARES
                          ---------------------------------------------------
                             SIX MONTHS ENDED             PERIOD ENDED
                               JUNE 30, 2000            DECEMBER 31, 1999
                          -----------------------   -------------------------
                           SHARES       AMOUNT        SHARES        AMOUNT
                          ---------   -----------   -----------   -----------
Shares issued...........    666,120   $ 6,534,307     1,469,511   $14,718,646
Shares redeemed.........   (182,583)   (1,786,560)           --            --
                          ---------   -----------   -----------   -----------
Net increase............    483,537   $ 4,747,747     1,469,511   $14,718,646
                          =========   ===========   ===========   ===========

                              EMERGING MARKETS BOND FUND SELECT SHARES
                       -------------------------------------------------------
                              PERIOD ENDED                  YEAR ENDED
                             JUNE 30, 2000              DECEMBER 31, 1999
                       --------------------------   --------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                       -----------   ------------   -----------   ------------
Shares issued........   10,629,004   $102,299,134     5,851,325   $ 50,168,407
Shares reinvested....      777,705      7,277,751     1,182,179     10,379,144
Shares redeemed......  (10,303,311)   (97,147,247)   (6,529,137)   (54,249,530)
                       -----------   ------------   -----------   ------------
Net increase.........    1,103,398   $ 12,429,638       504,367   $  6,298,021
                       ===========   ============   ===========   ============

                                                            EMERGING MARKETS
                                                            BOND FUND ADVISOR
                                                                 SHARES
                                                           -------------------
                                                              PERIOD ENDED
                                                              JUNE 30, 2000
                                                           -------------------
                                                            SHARES     AMOUNT
                                                           --------   --------
Shares issued............................................   75,673    $675,000
Shares reinvested........................................      580       5,291
                                                            ------    --------
Net increase.............................................   76,253    $680,291
                                                            ======    ========

                                  LATIN AMERICA EQUITY FUND SELECT SHARES
                             -------------------------------------------------
                                SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 2000           DECEMBER 31, 1999
                             ----------------------   ------------------------
                              SHARES      AMOUNT        SHARES       AMOUNT
                             --------   -----------   ----------   -----------
Shares issued..............   116,850   $ 1,287,533      792,735   $ 6,590,882
Shares reinvested..........        --            --       13,143       145,620
Shares redeemed............  (252,964)   (2,716,023)    (874,456)   (7,146,256)
                             --------   -----------   ----------   -----------
Net decrease...............  (136,114)  $(1,428,490)     (68,578)  $  (409,754)
                             ========   ===========   ==========   ===========

                                                          LATIN AMERICA EQUITY
                                                          FUND ADVISOR SHARES
                                                          --------------------
                                                              PERIOD ENDED
                                                             JUNE 30, 2000
                                                          --------------------
                                                           SHARES     AMOUNT
                                                          --------   ---------
Shares issued...........................................   27,174    $ 250,000
Shares redeemed.........................................  (27,174)    (251,068)
                                                          -------    ---------
Net decrease............................................        0    $  (1,068)
                                                          =======    =========

                                 NEW YORK MUNICIPAL FUND SELECT SHARES
                         -----------------------------------------------------
                             SIX MONTHS ENDED               YEAR ENDED
                               JUNE 30, 2000             DECEMBER 31, 1999
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares issued..........     856,841   $  8,895,584    2,640,255   $ 28,065,457
Shares reinvested......     114,867      1,187,914      231,693      2,449,903
Shares redeemed........  (1,010,808)   (10,480,268)  (2,525,660)   (26,588,867)
                         ----------   ------------   ----------   ------------
Net increase
 (decrease)............     (39,100)  $   (396,770)     346,288   $  3,926,493
                         ==========   ============   ==========   ============

                                  CALIFORNIA MUNICIPAL FUND SELECT SHARES
                              -----------------------------------------------
                                 SIX MONTHS ENDED            YEAR ENDED
                                  JUNE 30, 2000          DECEMBER 31, 1999
                              ----------------------   ----------------------
                               SHARES      AMOUNT       SHARES      AMOUNT
                              --------   -----------   --------   -----------
Shares issued...............   286,361   $ 2,891,473    418,203   $ 4,381,453
Shares reinvested...........    19,843       201,097     35,358       364,877
Shares redeemed.............  (249,390)   (2,527,104)  (146,655)   (1,507,814)
                              --------   -----------   --------   -----------
Net increase................    56,814   $   565,466    306,906   $ 3,238,516
                              ========   ===========   ========   ===========

                                 NATIONAL MUNICIPAL FUND SELECT SHARES
                         -----------------------------------------------------
                             SIX MONTHS ENDED               YEAR ENDED
                               JUNE 30, 2000             DECEMBER 31, 1999
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares issued..........     216,054   $  2,169,862      851,833   $  8,882,215
Shares reinvested......      30,975        312,371       66,193        678,632
Shares redeemed........    (305,048)    (3,078,242)  (1,871,147)   (19,499,510)
                         ----------   ------------   ----------   ------------
Net decrease...........     (58,019)  $   (596,009)    (953,121)  $ (9,938,663)
                         ==========   ============   ==========   ============

50
-------------

                        THE OFFIT INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

                             U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                         -----------------------------------------------------
                             SIX MONTHS ENDED               YEAR ENDED
                               JUNE 30, 2000             DECEMBER 31, 1999
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares issued..........   1,522,132   $ 14,852,474    2,536,782   $ 25,276,670
Shares reinvested......      80,010        781,235      172,355      1,722,886
Shares redeemed........  (1,562,838)   (15,235,212)  (2,123,510)   (21,151,397)
                         ----------   ------------   ----------   ------------
Net increase...........      39,304   $    398,497      585,627   $  5,848,159
                         ==========   ============   ==========   ============

                                 MORTGAGE SECURITIES FUND SELECT SHARES
                           ---------------------------------------------------
                               SIX MONTHS ENDED              YEAR ENDED
                                 JUNE 30, 2000            DECEMBER 31, 1999
                           -------------------------   -----------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------   ---------   -----------
Shares issued............     801,515   $  7,710,634   1,632,551   $16,252,334
Shares reinvested........     124,203      1,196,607     298,196     2,964,170
Shares redeemed..........  (2,228,777)   (21,421,041)   (811,643)   (8,024,428)
                           ----------   ------------   ---------   -----------
Net increase
 (decrease)..............  (1,303,059)  $(12,513,800)  1,119,104   $11,192,076
                           ==========   ============   =========   ===========

                                                           TOTAL RETURN FUND
                                                             SELECT SHARES
                                                         ---------------------
                                                             PERIOD ENDED
                                                             JUNE 30, 2000
                                                         ---------------------
                                                          SHARES      AMOUNT
                                                         --------   ----------
Shares issued..........................................  100,000    $1,000,000
                                                         -------    ----------
Net increase...........................................  100,000    $1,000,000
                                                         =======    ==========

NOTE 6 -- OTHER MATTERS. The High Yield Fund, the Emerging Markets Bond Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the State of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local government entities are unable to meet their financial obligations, the income derived by these Funds and their ability to preserve capital and liquidity could be adversely affected.

                                                                              51
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Dr. Wallace Mathai-Davis
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Stephen M. Peck
DIRECTOR

Stephen Brent Wells
SECRETARY

Vincent M. Rella
TREASURER

Michael S. Kagan
ASSISTANT TREASURER

David C. Lebisky
ASSISTANT SECRETARY

Gary M. Gardner
ASSISTANT SECRETARY

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania 19428-2961

ADMINISTRATOR
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIANS
The Chase Manhattan Bank
4 Metro Tech Center, 18th Floor South
Brooklyn, New York 11245
(OFFIT LATIN AMERICA EQUITY FUND ONLY)

The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286
(ALL OTHER OFFIT FUNDS)

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Claredon Street
Boston, Massachusetts 02116

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

                        The OFFIT Investment Fund, Inc.
                        400 Bellevue Parkway, Suite 108
                              Wilmington, DE 19809
                                 (800) 618-9510